1933 Act File No. 002-88912

1940 Act File No. 811-03942

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 43 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT No. 44 ☒

LORD ABBETT MUNICIPAL INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

90 Hudson Street Jersey City, New Jersey 07302
(Address of Principal Executive Office)

Registrant’s Telephone Number (800) 201-6984

Christina T. Simmons, Vice President & Assistant Secretary
90 Hudson Street Jersey City, New Jersey 07302
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐            immediately upon filing pursuant to paragraph (b)

☒           on September 14, 2007 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a) (1)

☐            on (date) pursuant  to paragraph (a) (1)

☐            75 days after filing pursuant to paragraph (a) (2)

☐            on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Lord Abbett
Municipal Income Fund
Municipal Income Trust

National Tax Free Fund California Tax Free Fund Connecticut Tax Free Fund Hawaii Tax Free Fund Minnesota Tax Free Fund Missouri Tax Free Fund New Jersey Tax Free Fund New York Tax Free Fund	Texas Tax Free Fund Washington Tax Free Fund Intermediate Tax Free Fund Florida Tax Free Trust Georgia Tax Free Trust Michigan Tax Free Trust Pennsylvania Tax Free Trust

PROSPECTUS

SEPTEMBER 14, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Class P shares of each Fund are not offered to the general public and are not available in all states. Please call
888-522-2388 for further information.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUNDS

INFORMATION ABOUT PERFORMANCE, FEES AND EXPENSES	Goal	3

	Principal Strategy	3

	Main Risks	5

	National Tax Free Fund	12

	California Tax Free Fund	16

	Connecticut Tax Free Fund	20

	Hawaii Tax Free Fund	24

	Minnesota Tax Free Fund	28

	Missouri Tax Free Fund	32

	New Jersey Tax Free Fund	36

	New York Tax Free Fund	40

	Texas Tax Free Fund	44

	Washington Tax Free Fund	48

	Intermediate Tax Free Fund	52

	Florida Tax Free Trust	56

	Georgia Tax Free Trust	60

	Michigan Tax Free Trust	64

	Pennsylvania Tax Free Trust	68

	Additional Investment Information	72

	Management	78

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Choosing a Share Class	80

	Sales Charges	85

	Retirement and Benefit Plan Investors	92

	Fee-Based Program Investors	92

	Other Information About Retirement and Benefit Plans and Fee-Based Programs	94

	Financial Intermediary Compensation	96

	Purchases	103

	Exchanges	104

	Redemptions	105

	Distributions and Taxes	107

	Automatic Services for Fund Investors	111

	Other Services for Fund Investors	112

	Other Information for Fund Investors	112

TABLE OF CONTENTS Continued

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	National Tax Free Fund	119

	California Tax Free Fund	122

	Connecticut Tax Free Fund	124

	Hawaii Tax Free Fund	125

	Minnesota Tax Free Fund	126

	Missouri Tax Free Fund	127

	New Jersey Tax Free Fund	128

	New York Tax Free Fund	129

	Texas Tax Free Fund	131

	Washington Tax Free Fund	132

	Intermediate Tax Free Fund	133

	Florida Tax Free Trust	137

	Georgia Tax Free Trust	139

	Michigan Tax Free Trust	140

	Pennsylvania Tax Free Trust	141

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUND AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUNDS

GOAL

The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the National Tax Free and Intermediate Tax Free Funds) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The New York Tax Free Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, Florida, Texas and Washington do not impose a personal income tax.

Each Fund assesses risk by considering the volatility the Fund has over time. By volatility we mean the level of price fluctuations in a Fund's holdings. The Funds, except the Intermediate Tax Free Fund, believe that a volatility that generally approximates the volatility of the Lehman Brothers Municipal Bond Index represents a reasonable risk. The Intermediate Tax Free Fund believes that a volatility that generally approximates the volatility of the Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index represents a reasonable risk.

PRINCIPAL STRATEGY

To pursue its goal, under normal market conditions each Fund primarily invests in municipal bonds which, at the time of purchase, are rated investment grade or determined by Lord Abbett to be of comparable quality. Each Fund (except for the National Tax Free Fund) may invest up to 20% of its net assets in municipal bonds which, at the time of purchase, are rated below investment grade or determined by Lord Abbett to be of comparable quality. The National Tax Free Fund may invest up to 35% of its net assets in municipal bonds which,

Lord Abbett Municipal Income Fund, Inc.
National Tax Free Fund
California Tax Free Fund
Connecticut Tax Free Fund
Hawaii Tax Free Fund
Minnesota Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Fund
New York Tax Free Fund
Texas Tax Free Fund
Washington Tax Free Fund
Lord Abbett Municipal Income Trust Intermediate Tax Free Fund Florida Tax Free Trust Georgia Tax Free Trust Michigan Tax Free Trust Pennsylvania Tax Free Trust
We or the Funds refers to any one or more of the portfolios of Lord Abbett Municipal Income Fund, Inc. or Lord Abbett Municipal Income Trust listed above.
Lord, Abbett & Co. LLC or Lord Abbett refers to each Fund's investment adviser.
About each Fund. Each Fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. Each strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Municipal Bonds ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and/or local personal income taxes. Municipal bonds generally are divided into two types:
• General Obligation Bonds are secured by the full faith and credit of the issuer and its taxing power.
• Revenue Bonds are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Industrial development bonds and private activity bonds are revenue bonds.

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at the time of purchase, are rated below investment grade or determined by Lord Abbett to be of comparable quality.

Under normal market conditions, each Fund attempts to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds, the interest on which is exempt from federal, its corresponding state's and, in the case of the New York Tax Free Fund, New York City personal income tax (this policy may not be changed without shareholder approval). If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of the named state or city.

Each Fund may invest up to 20% of its net assets in other fixed income securities, including bonds that pay interest that is subject to federal, its corresponding state's and/or, in the case of the New York Tax Free Fund, New York City personal income tax. Such bonds may include municipal bonds issued by other states, which may be exempt from federal but not state and/or local taxes.

Each Fund may invest in certain derivative investments such as swap transactions, interest rate caps and similar instruments, and residual interest bonds (also known as "inverse floaters"), in an attempt to increase income.

Under normal circumstances, we intend to maintain the average weighted stated maturity of each Fund, except for the Intermediate Tax Free Fund, at between ten and twenty-five years and as to the Intermediate Tax Free Fund, we intend to maintain the average weighted stated maturity at between three and ten years. A substantial amount of a Fund's holdings may be "callable," a feature that allows the bond issuer to redeem the bond before its maturity date.

In selecting municipal bonds, we focus on:

•  Credit Quality – an issuer's ability to pay principal and interest

•  Income Tax Exemption – the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes

•  Total Return Potential – the return possibilities for an investment over a period of time, including appreciation and interest

•  Call Protection – assurance by an issuer that it will not redeem a bond earlier than anticipated

To the extent that the supply of state tax-exempt municipal bonds is insufficient to meet a Fund's investment needs, it may invest in municipal bonds issued by other states, which may be exempt from federal but not state and/or local taxes.

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While typically fully invested, we may take a temporary defensive position in: (i) short-term tax-exempt securities and (ii) cash, investment grade commercial paper, and short-term U.S. Government securities. This could reduce tax-exempt income and prevent a Fund from achieving its investment objective.

Temporary defensive investments in taxable securities and investments in certain municipal bonds called private activity bonds will be limited to 20% of a Fund's assets. The income from private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

MAIN RISKS

For All Funds – Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for longer-term bonds and particularly for inverse floaters than for shorter-term bonds. As a result, the Funds, which tend to invest in longer term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds. In addition, lower rated municipal bonds in which each Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities.

Additional risks that could reduce each Fund's performance or increase volatility include the following:

•  Credit Risk – If the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insurance or other credit enhancements supporting a Fund's investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by foreign entities may be less certain because of the possibility of adverse

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High yield municipal bonds (sometimes called "lower rated bonds" or "junk bonds") are debt securities that are rated BB/Ba or lower by a Rating Agency, or are unrated but determined by Lord Abbett to be of comparable quality. High yield debt securities typically pay a higher yield than investment grade debt securities. High yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high yield debt securities may also be less liquid.

THE FUNDS

foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating of any of the municipal bond insurers that insure securities in a Fund's portfolio may affect the value of the securities they insure, the Fund's share prices, and Fund performance. A Fund might also be adversely affected by the inability of an insurer to meet its insurance obligations.

•  Liquidity Risk – The market for lower rated municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. It may be difficult for a Fund to sell such securities in a timely manner and at their stated value, which could result in losses to the Fund.

•  Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•  Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, a Fund's performance may be affected by local, state, and regional factors depending on the states in which the Fund's investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems.

•  Sector Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is subject to rate regulation vagaries. The health care industry suffers from two main problems – affordability and access.

•  Legislative Risk – Legislative changes in the tax-exempt character of particular municipal bonds could have an adverse effect on municipal bond prices.

•  Management Risk – If certain sectors or investments do not perform as expected, the Funds could underperform other similar funds or lose money.

•  Reclassification Risk – The Internal Revenue Service ("IRS") has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Funds attempt to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. In such a case, the Funds might be required to send to you and file

THE FUNDS

with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of their exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

Each Fund (except the National Tax Free and Intermediate Tax Free Funds) is nondiversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

In addition, loss may result from a Fund's investments in certain derivative transactions such as swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to a Fund. They also may increase a Fund's interest rate risk.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds may not be appropriate for all investors and none of the Funds is a complete investment program. You could lose money investing in the Funds.

State and Territory Risks – Because each Fund other than the National Tax Free and Intermediate Tax Free Funds focuses on a particular state or territory, each such Fund's performance may be more affected by local, state and regional factors than a fund that invests in municipal bonds issued in many states. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of any of the Funds (including the National Tax Free and Intermediate Tax Free Funds), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. Certain state and local governments and other government issuers suffered significant drops in revenues coinciding with the recent U.S. economic recession, resulting in a very difficult period for state and local governments. Despite the economic improvement in the nation as a whole, many states have continued to suffer fiscal imbalances, which could have significant consequences for each of the Funds. This is because a worsening of the economic position of a state or other issuer of bonds in which one of the Funds invests could lower the value of that Fund's investments and could cause you to lose money. The following information summarizes some special risks that may affect the states and territory indicated, each of which could affect the value of the bonds held by the corresponding Funds.

THE FUNDS

•  Puerto Rico Bonds – Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. Puerto Rico has a recent history of large operating deficits financed with borrowing and the use of one-time revenues to address structural deficits. Ongoing concerns with Puerto Rico's expenditure and accounting controls, weak revenue growth, and cost overruns contribute to a difficult financial outlook for fiscal 2007. Puerto Rico's unemployment rate continues substantially to exceed the U.S. average and the Commonwealth needs to address its substantial unfunded public employee pension liabilities.

•  California Bonds – California's bond ratings maintained a positive outlook at the end of 2006, despite significant fiscal challenges faced by the State. The State enjoys a large, diversified and wealthy economy, and is in the midst of a sustained trend of recovery in private sector employment and personal income growth. California still faces substantial financial challenges resulting from structural imbalances between revenues and expenditures, which may be exacerbated in future years by expected increases in government spending commitments. Various constitutional and statutory provisions may also cause a decrease in revenues and thus affect the ability of issuing authorities to meet their financial obligations.

•  Connecticut Bonds – Connecticut continues to enjoy a stable debt-rating outlook, reflecting an expectation that the State will maintain fiscal balance and build its reserves. The State's depleted reserves and high debt levels remain a concern, as do significant pension liabilities.

•  Florida Bonds – Florida's service-oriented economy continues to perform well, having weathered the recent recession and numerous hurricanes without significant impact on the State's general fund balances or revenue growth. Financial services, tourism and healthcare services continue to lead Florida in job growth.

•  Georgia Bonds – Georgia's credit outlook remains stable. Despite employment setbacks in certain core industries, the State continues to foster economic diversification to position Georgia for growth. Conservative fiscal practices that helped the State to weather the recession should enable the State to continue rebuilding its depleted reserves.

•  Hawaii Bonds – Hawaii continues to experience strong revenue gains as it has over the past several fiscal years, reflecting an expanding tourist economy and strong trends in other areas, including employment gains and strong housing. The State had an operating surplus for fiscal 2006 and projects a surplus for 2007. Current economic trends suggest continued revenue growth and budget

THE FUNDS

stability, though any disruption in air travel or other unforeseen events that could affect the confidence of visitors would have a negative impact on the State's economy.

•  Michigan Bonds – Michigan continues to trail the rest of the country in recovering from the recession, but its conservative budgets and forecasting have allowed the State to navigate the economic challenges of recent years. Ongoing economic challenges, particularly those related to layoffs in the automobile industry, and the State's limited liquidity may limit prospects for an upgrade in Michigan's ratings.

•  Minnesota Bonds – Minnesota's economy has continued to rebound after suffering from the recent recession and its aftermath, but policymakers have not addressed ongoing budgetary challenges. As a result, the state has recently relied on temporary fixes such as spending cuts and revenue enhancing measures to resolve budget shortfalls. The State relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions, and faces budget pressure from increased spending commitments. Additionally, growth in the State's labor force is expected to level off and is expected to be lower than the national average.

•  Missouri Bonds – Despite recent signs of economic recovery, decreasing unreserved balance levels of the State's two largest operating funds over the last five years illustrate Missouri's weakened post-recession economy. The State achieves break-even operations largely due to the Governor's constitutional power to withhold funds when necessary to bring anticipated revenues in line with expenditures. Additionally, the State faces significant challenges related to Medicaid, education, pension and retiree benefits, and correctional institutions. Debt levels are expected to increase, and the economy continues to have significant exposure to the manufacturing industry.

•  New Jersey Bonds – New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has faced large structural deficits since 2002. To address its budgetary challenges, the State has frequently borrowed money in order to balance its budget, which created high debt levels for the State. Recent governmental actions suggest that New Jersey may be making progress in addressing its structural budgetary problems, but the State will likely have to continue to look toward economic growth to help achieve structural balance. New Jersey faces significant budget pressure from education, employee pension funding, other employee benefits, debt servicing costs, and increased demands for property tax relief. A significant budget gap is expected for fiscal 2008, there have been job losses in key industries, and tax increases are likely.

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Additionally, the State's reliance on non-recurring revenue and income and sales taxes also poses a significant risk for State revenues.

•  New York Bonds – New York and many of its political subdivisions and authorities have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. Although recent indicators suggest a trend of recovery, the state is still hampered by significant budgetary challenges. Significantly, a highly polarized political process still exists in the state, which must address uncertainty regarding educational spending requirements resulting from a recent court case, significant transportation capital expenditures, pension and retiree health care costs, and high debt levels. Additionally, the State's heavy reliance on income taxes, the volatile securities and financial services industries, the housing market, increased tourism as a result of the weak dollar, and economic growth downstate also poses a significant risk for State revenues.

•  Pennsylvania Bonds – The last recession had a marked impact on Pennsylvania's economy. Recovery at the state level has been uneven, especially with regard to job creation, although recent indicators suggest that the Commonwealth's economy is improving. The Commonwealth nevertheless faces future budgetary pressure from rising spending commitments in areas including child welfare, and medical assistance expenditures and state retirement costs for its large elderly population. Additionally, most of the Commonwealth's revenues are derived from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions. The State's economy still relies heavily on manufacturing, although other industries are expanding. The population growth is lagging and increased debt is projected.

•  Texas Bonds – The last recession surfaced in Texas later than in other states, with the State's cash balances falling between 2000 and 2003, although recent projections indicate that the economy has rebounded at least moderately. The State's job growth also lags behind the national rate, its unemployment is higher than the national average, and it has high poverty levels. Other risks include rising spending pressures from criminal justice transportation, water development, and environmental protection. Also, school finance reform in light of a court decision striking down the state's current funding formula as unconstitutional and concurrent tax changes require substantial expenditure increases. The oil and gas industry remains important to the State's economy, and a downturn in this or other key economic sectors could adversely affect the State's economy.

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•  Washington Bonds – Washington's economy has faced significant challenges due to the national recession. These challenges have been exacerbated by the State's heavy reliance on the aerospace technology fields, whose rounds of layoffs and downsizing placed significant budgetary pressure on the State, its moderate debt levels, and fiscal uncertainty associated with voter initiatives. Additionally, although recent economic factors indicate that the State's economy has improved, a downturn in key economic sectors could adversely affect the State's economy, which is dependent on national and world (rather than local) economic conditions. Washington does not have a long-term formal policy to achieve structural balance. The State's debt is above average and is expected to rise, and the State faces budget pressure from increased spending commitments.

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NATIONAL TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.5%  Worst Quarter 2nd Q '04 -3.2%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was 0.14%.

SYMBOLS:
CLASS A	LANSX
CLASS B	LANBX
CLASS C	LTNSX
CLASS F	TBA

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NATIONAL TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.14%	4.42%	4.87%
Return After Taxes on Distributions†	1.14%	4.41%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares†	2.16%	4.39%	4.79%
Class B Shares	0.03%	4.28%	4.60%
Class C Shares	3.98%	4.45%	4.55%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

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NATIONAL TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B(1)	C		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(2)	None	None		None	None
Maximum Deferred Sales Charge (See "Sales Charges") (3)	None(4)		5.00%	1.00	%(5)	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)	0.45%		0.45%	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(7)	0.20	%(8)	1.00%	0.82	%(8)(9)	0.10%	0.45%
Total Other Expenses(8)	0.55%		0.55%	0.55%		0.55%	0.55%
Interest and Related Expenses from Inverse Floaters(8)(10)	0.42%		0.42%	0.42%		0.42%	0.42%
Other Expenses(11)	0.13%		0.13%	0.13%		0.13%	0.13%
Total Operating Expenses(8)(12)	1.20%		2.00%	1.82%		1.10%	1.45%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (9)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund's average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

  (10)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (11)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (12)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and Class C shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $513,000 of expenses, or approximately 0.09% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.69% for Class A, 1.49% for Class B, 1.31% for Class C, 0.59% for Class F, and 0.94% for Class P shares. Lord Abbett may stop the voluntarily reimbursement at any time.

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NATIONAL TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$443	$694	$963	$1,732
Class B Shares	$703	$927	$1,278	$2,121
Class C Shares	$285	$573	$985	$2,137
Class F Shares	$112	$350	$606	$1,340
Class P Shares	$148	$459	$792	$1,735

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$443	$694	$963	$1,732
Class B Shares	$203	$627	$1,078	$2,121
Class C Shares	$185	$573	$985	$2,137
Class F Shares	$112	$350	$606	$1,340
Class P Shares	$148	$459	$792	$1,735

THE FUNDS

CALIFORNIA TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '02 +5.5%  Worst Quarter 2nd Q '04 -3.0%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.33%.

SYMBOLS:
CLASS A	LCFIX
CLASS C	CALAX
CLASS F	TBA

THE FUNDS

CALIFORNIA TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.77%	4.08%	4.71%
Return After Taxes on Distributions†	0.77%	4.08%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares†	1.85%	4.09%	4.69%
Class C Shares	3.52%	4.12%	4.38%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

CALIFORNIA TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		C		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None		None	None
Maximum Deferred Sales Charge (See "Sales Charges") (2)	None(3)		1.00	%(4)	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (5)	0.45%		0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(6)	0.20	%(7)	0.81	%(7)(8)	0.10%	0.45%
Total Other Expenses(7)	0.53%		0.53%		0.53%	0.53%
Interest and Related Expenses from Inverse Floaters(7)(9)	0.39%		0.39%		0.39%	0.39%
Other Expenses(10)	0.14%		0.14%		0.14%	0.14%
Total Operating Expenses(7)(11)	1.18%		1.79%		1.08%	1.43%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (8)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund's average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

  (9)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (10)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (11)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares.

THE FUNDS

CALIFORNIA TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$441	$688	$953	$1,710
Class C Shares	$282	$563	$970	$2,105
Class F Shares	$110	$343	$595	$1,317
Class P Shares	$146	$452	$782	$1,713

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$441	$688	$953	$1,710
Class C Shares	$182	$563	$970	$2,105
Class F Shares	$110	$343	$595	$1,317
Class P Shares	$146	$452	$782	$1,713

THE FUNDS

CONNECTICUT TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '02 +5.1%  Worst Quarter 2nd Q '99 -2.3%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.08%.

SYMBOL:
CLASS A	LACTX
CLASS F	TBA

THE FUNDS

CONNECTICUT TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compared to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.90%	4.39%	4.78%
Return After Taxes on Distributions†	0.90%	4.39%	4.78%
Return After Taxes on Distributions and Sale of Fund Shares†	2.08%	4.40%	4.78%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

CONNECTICUT TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (2)	None(3)		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (4)	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.10%	0.45%
Total Other Expenses(6)	0.49%		0.49%	0.49%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.34%		0.34%	0.34%
Other Expenses(8)	0.15%		0.15%	0.15%
Total Operating Expenses(6)(9)	1.14%		1.04%	1.39%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $314,000 of expenses, or approximately 0.24% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.56%, 0.46%, and 0.81% for Class A, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

CONNECTICUT TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$437	$675	$932	$1,666
Class F Shares	$106	$331	$574	$1,271
Class P Shares	$142	$440	$761	$1,669

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$437	$675	$932	$1,666
Class F Shares	$106	$331	$574	$1,271
Class P Shares	$142	$440	$761	$1,669

THE FUNDS

HAWAII TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '02 +4.9%  Worst Quarter 2nd Q '99 -2.3%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.20%.

SYMBOL:
CLASS A	LAHIX
CLASS F	TBA

THE FUNDS

HAWAII TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.01%	3.99%	4.39%
Return After Taxes on Distributions†	1.01%	3.99%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares†	2.08%	4.03%	4.41%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

HAWAII TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (2)	None(3)		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (4)	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.10%	0.45%
Total Other Expenses(6)	0.46%		0.46%	0.46%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.30%		0.30%	0.30%
Other Expenses(8)	0.16%		0.16%	0.16%
Total Operating Expenses(6)(9)	1.11%		1.01%	1.36%
Expense Reimbursement(9)	0.00%		(0.01)%	(0.01)%
Net Expenses(9)	1.11%		1.00%	1.35%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $225,000 of expenses, or approximately 0.23% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.58%, 0.47%, and 0.82% for Class A, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

HAWAII TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$434	$666	$917	$1,633
Class F Shares	$102	$320	$557	$1,235
Class P Shares	$137	$429	$743	$1,634

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$434	$666	$917	$1,633
Class F Shares	$102	$320	$557	$1,235
Class P Shares	$137	$429	$743	$1,634

THE FUNDS

MINNESOTA TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.4%  Worst Quarter 2nd Q '04 -2.5%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.30%.

SYMBOL:
CLASS A	LAMNX

THE FUNDS

MINNESOTA TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.28%	4.56%	4.95%
Return After Taxes on Distributions†	1.28%	4.56%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares†	2.25%	4.52%	4.92%
Index
Lehman Brothers Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(1) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

MINNESOTA TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None
Maximum Deferred Sales Charge (See "Sales Charges") (2)	None(3)		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (4)	0.45%		0.45%
Distribution and Service (12b-1) Fees(5)	0.00%		0.45%
Total Other Expenses(6)	0.47%		0.47%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.25%		0.25%
Other Expenses(8)	0.22%		0.22%
Total Operating Expenses(6)(9)	0.92%		1.37%
Expense Reimbursement(9)	0.00%		(0.07)%
Net Expenses(9)	0.92%		1.30%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.20% of Class A average daily net assets. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.

THE FUNDS

MINNESOTA TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$416	$609	$818	$1,420
Class P Shares	$132	$425	$741	$1,638

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$416	$609	$818	$1,420
Class P Shares	$132	$425	$741	$1,638

THE FUNDS

MISSOURI TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.0%  Worst Quarter 2nd Q '04 -2.9%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.06%.

SYMBOL:
CLASS A	LAMOX
CLASS F	TBA

THE FUNDS

MISSOURI TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.12%	4.25%	4.71%
Return After Taxes on Distributions†	1.12%	4.24%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares†	2.13%	4.23%	4.69%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

MISSOURI TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.10%	0.45%
Total Other Expenses(6)	0.50%		0.50%	0.50%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.35%		0.35%	0.35%
Other Expenses(8)	0.15%		0.15%	0.15%
Total Operating Expenses(6)(9)	1.15%		1.05%	1.40%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $182,000 of expenses, or approximately 0.11% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.69%, 0.59%, and 0.94% for Class A, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

MISSOURI TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$438	$678	$937	$1,677
Class F Shares	$107	$334	$579	$1,283
Class P Shares	$143	$443	$766	$1,680

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$438	$678	$937	$1,677
Class F Shares	$107	$334	$579	$1,283
Class P Shares	$143	$443	$766	$1,680

THE FUNDS

NEW JERSEY TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.0%  Worst Quarter 2nd Q '99 -2.9%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was 0.07%.

SYMBOL:
CLASS A	LANJX
CLASS F	TBA

THE FUNDS

NEW JERSEY TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.80%	3.81%	4.50%
Return After Taxes on Distributions†	0.80%	3.81%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares†	1.91%	3.88%	4.46%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

NEW JERSEY TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.10%	0.45%
Total Other Expenses(6)	0.48%		0.48%	0.48%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.33%		0.33%	0.33%
Other Expenses(8)	0.15%		0.15%	0.15%
Total Operating Expenses(6)(9)	1.13%		1.03%	1.38%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" 'for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $75,000 of expenses, or approximately 0.06% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.74%, 0.64% and 0.99% for Class A, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

NEW JERSEY TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$436	$672	$927	$1,655
Class F Shares	$105	$328	$569	$1,259
Class P Shares	$140	$437	$755	$1,657

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$436	$672	$927	$1,655
Class F Shares	$105	$328	$569	$1,259
Class P Shares	$140	$437	$755	$1,657

THE FUNDS

NEW YORK TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +6.3%  Worst Quarter 2nd Q '04 -2.6%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.24%.

SYMBOLS:
CLASS A	LANYX
CLASS C	NYLAX
CLASS F	TBA

THE FUNDS

NEW YORK TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.23%	4.36%	4.90%
Return After Taxes on Distributions†	1.23%	4.36%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares†	2.28%	4.38%	4.89%
Class C Shares	3.99%	4.40%	4.59%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  Class F Shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

NEW YORK TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		C		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None		None	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		1.00	%(4)	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(5)	0.45%		0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(6)	0.20	%(7)	0.84	%(7)(8)	0.10%	0.45%
Total Other Expenses(7)	0.44%		0.44%		0.44%	0.44%
Interest and Related Expenses from Inverse Floaters(7)(9)	0.31%		0.31%		0.31%	0.31%
Other Expenses(10)	0.13%		0.13%		0.13%	0.13%
Total Operating Expenses(7)(11)	1.09%		1.73%		0.99%	1.34%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (8)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund's average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

  (9)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (10)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (11)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $382,000 of expenses, or approximately 0.14% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.64%, 1.28%, 0.54% and 0.89% for Class A, Class C, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

NEW YORK TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$433	$660	$906	$1,611
Class C Shares	$276	$545	$939	$2,041
Class F Shares	$101	$315	$547	$1,213
Class P Shares	$136	$425	$734	$1,613

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$433	$660	$906	$1,611
Class C Shares	$176	$545	$939	$2,041
Class F Shares	$101	$315	$547	$1,213
Class P Shares	$136	$425	$734	$1,613

THE FUNDS

TEXAS TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '02 +5.5%  Worst Quarter 2nd Q '04 -3.1%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.42%.

SYMBOL:
CLASS A	LATIX

THE FUNDS

TEXAS TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.28%	4.29%	4.59%
Return After Taxes on Distributions†	0.28%	4.29%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares†	1.68%	4.32%	4.55%
Index
Lehman Brothers Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(1) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

TEXAS TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.45%
Total Other Expenses(6)	0.25%		0.25%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.06%		0.06%
Other Expenses(6)(8)	0.19%		0.19%
Total Operating Expenses(6)(9)	0.90%		1.15%
Expense Reimbursement(9)	0.00%		(0.04)%
Net Expenses(9)	0.90%		1.11%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $42,000 of expenses, or approximately 0.06% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.78% and 0.99% for Class A and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

TEXAS TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$414	$603	$807	$1,397
Class P Shares	$113	$360	$628	$1,393

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$414	$603	$807	$1,397
Class P Shares	$113	$360	$628	$1,393

THE FUNDS

WASHINGTON TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.3%  Worst Quarter 2nd Q '04 -2.7%

The total return of the Fund's Class A shares for the period from January 1, 2007 to June 30, 2007 was 0.34%.

SYMBOL:
CLASS A	LAWAX

THE FUNDS

WASHINGTON TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.12%	4.29%	4.83%
Return After Taxes on Distributions†	1.12%	4.29%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares†	2.24%	4.35%	4.85%
Index
Lehman Brothers Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(1) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

WASHINGTON TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%
Distribution and Service (12b-1) Fees(5)	0.00%		0.45%
Total Other Expenses(6)	0.44%		0.44%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.17%		0.17%
Other Expenses(8)	0.27%		0.27%
Total Operating Expenses(6)(9)	0.89%		1.34%
Expense Reimbursement(9)	0.00%		(0.12)%
Net Expenses(9)	0.89%		1.22%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.20% of Class A average daily net assets. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.

THE FUNDS

WASHINGTON TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$413	$600	$802	$1,385
Class P Shares	$124	$409	$719	$1,599

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$413	$600	$802	$1,385
Class P Shares	$124	$409	$719	$1,599

THE FUNDS

INTERMEDIATE TAX FREE FUND
(formerly, Insured Intermediate Tax Free Fund)

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '06 +3.4%  Worst Quarter 2nd Q '04 -2.2%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.07%.

SYMBOL:
CLASS A	LISAX
CLASS B	LISBX
CLASS C	LISCX
CLASS F	TBA
CLASS P	LISPX

THE FUNDS

INTERMEDIATE TAX FREE FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, C, and P* shares are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class A Shares Return Before Taxes†	0.51%	1.55%
Return After Taxes on Distributions†	0.51%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares†	1.58%	1.76%
Class B Shares	-0.84%	0.96%
Class C Shares	3.14%	1.75%
Class F Shares(2)	–	–
Class P Shares	3.71%	2.32%
Index
Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index(3) (reflects no deduction for fees, expenses or taxes)	3.81%	2.85%
Lipper Intermediate Municipal Debt Funds Average(3) (reflects no deduction for fees, expenses or taxes)	3.51%	2.49%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  The date of inception for Class A, B, C and P shares is 6/30/03.

  (2)  Class F shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (3)  The performance of the unmanaged index and average is not necessarily representative of the Fund's performance.

THE FUNDS

INTERMEDIATE TAX FREE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B(1)	C		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(2)	None	None		None	None
Maximum Deferred Sales Charge (See "Sales Charges")(3)	None(4)		5.00%	1.00	%(5)	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.40%		0.40%	0.40%		0.40%	0.40%
Distribution and Service (12b-1) Fees(7)	0.20	%(8)	1.00%	0.83	%(8)(9)	0.10%	0.45%
Other Expenses(8)(10)	0.69%		0.69%	0.69%		0.69%	0.69%
Total Operating Expenses(8)	1.29%		2.09%	1.92%		1.19%	1.54%
Expense Reimbursement(11)	(1.04)%		(1.09)%	(0.92)%		(1.09)%	(1.09)%
Net Expenses(11)	0.25%		1.00%	1.00%		0.10%	0.45%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (9)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund's average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

  (10)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (11)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's net expenses do not exceed an aggregate annualized rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, 0.10% of average daily net assets for Class F shares, and 0.45% of average daily net assets for Class P shares.

THE FUNDS

INTERMEDIATE TAX FREE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$350	$586	$879	$1,711
Class B Shares	$602	$812	$1,188	$2,096
Class C Shares	$202	$482	$921	$2,142
Class F Shares	$10	$231	$512	$1,312
Class P Shares	$46	$341	$699	$1,708

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$350	$586	$879	$1,711
Class B Shares	$102	$512	$988	$2,096
Class C Shares	$102	$482	$921	$2,142
Class F Shares	$10	$231	$512	$1,312
Class P Shares	$46	$341	$699	$1,708

THE FUNDS

FLORIDA TAX FREE TRUST

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.2%  Worst Quarter 2nd Q '04 -3.2%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.51%.

SYMBOLS:
CLASS A	LAFLX
CLASS C	FLLAX

THE FUNDS

FLORIDA TAX FREE TRUST

The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.74%	3.82%	4.28%
Return After Taxes on Distributions†	0.74%	3.82%	4.28%
Return After Taxes on Distributions and Sale of Fund Shares†	1.95%	3.91%	4.33%
Class C Shares	3.48%	3.85%	3.95%
Index
Lehman Brothers Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(1) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

FLORIDA TAX FREE TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		C		P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None		None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		1.00	%(4)	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(5)	0.45%		0.45%		0.45%
Distribution and Service (12b-1) Fees(6)	0.20	%(7)	0.81	%(7)(8)	0.45%
Total Other Expenses(7)	0.58%		0.58%		0.58%
Interest and Related Expenses from Inverse Floaters(7)(9)	0.36%		0.36%		0.36%
Other Expenses(10)	0.22%		0.22%		0.22%
Total Operating Expenses(7)(11)	1.23%		1.84%		1.48%
Expense Reimbursement(11)	0.00%		0.00%		(0.07)%
Net Expenses(11)	1.23%		1.84%		1.41%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information."

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (5)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (6)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (8)  The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund's average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

  (9)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (10)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (11)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $51,000 of expenses, or approximately 0.08% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.79%, 1.40%, and 0.97% for Class A, Class C, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

FLORIDA TAX FREE TRUST

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$446	$703	$979	$1,765
Class C Shares	$287	$579	$995	$2,159
Class P Shares	$144	$459	$799	$1,760

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$446	$703	$979	$1,765
Class C Shares	$187	$579	$995	$2,159
Class P Shares	$144	$459	$799	$1,760

THE FUNDS

GEORGIA TAX FREE TRUST

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.9%  Worst Quarter 2nd Q '04 -3.0%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.13%.

SYMBOL:
CLASS A	LAGAX
CLASS F	TBA

THE FUNDS

GEORGIA TAX FREE TRUST

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	1.10%	4.66%	5.57%
Return After Taxes on Distributions†	1.10%	4.65%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares†	2.11%	4.59%	5.39%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  Class F shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

GEORGIA TAX FREE TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.10%	0.45%
Total Other Expenses(6)	0.45%		0.45%	0.45%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.29%		0.29%	0.29%
Other Expenses(6)(8)	0.16%		0.16%	0.16%
Total Operating Expenses(6)(9)	1.10%		1.00%	1.35%
Expense Reimbursement(9)	0.00%		(0.01)%	(0.01)%
Net Expenses(9)	1.10%		0.99%	1.34%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $313,000 of expenses, or approximately 0.23% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.58%, 0.47%, and 0.82% for Class A, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

GEORGIA TAX FREE TRUST

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$434	$663	$911	$1,622
Class F Shares	$101	$317	$551	$1,223
Class P Shares	$136	$426	$738	$1,623

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$434	$663	$911	$1,622
Class F Shares	$101	$317	$551	$1,223
Class P Shares	$136	$426	$738	$1,623

THE FUNDS

MICHIGAN TAX FREE TRUST

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.5%  Worst Quarter 2nd Q '04 -2.9%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.05%.

SYMBOL:
CLASS A	LAMIX

THE FUNDS

MICHIGAN TAX FREE TRUST

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.86%	4.49%	5.09%
Return After Taxes on Distributions†	0.86%	4.49%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares†	2.00%	4.48%	5.05%
Index
Lehman Brothers Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(1) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

MICHIGAN TAX FREE TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%
Distribution and Service (12b-1) Fees(5)	0.00%		0.45%
Total Other Expenses(6)	0.51%		0.51%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.30%		0.30%
Other Expenses(8)	0.21%		0.21%
Total Operating Expenses(6)(9)	0.96%		1.41%
Expense Reimbursement(9)	0.00%		(0.06)%
Net Expenses(9)	0.96%		1.35%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.20% of Class A average daily net assets. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares and 1.05% of average daily net assets for Class P shares.

THE FUNDS

MICHIGAN TAX FREE TRUST

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$420	$621	$839	$1,465
Class P Shares	$137	$438	$763	$1,684

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$420	$621	$839	$1,465
Class P Shares	$137	$438	$763	$1,684

THE FUNDS

PENNSYLVANIA TAX FREE TRUST

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F shares since this class has not completed a full calendar year of operations. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '00 +5.8%  Worst Quarter 2nd Q '04 -2.9%

The total return of the Fund's Class A shares for the six-month period from January 1, 2007 to June 30, 2007 was -0.04%.

SYMBOL:
CLASS A	LAPAX
CLASS F	TBA

THE FUNDS

PENNSYLVANIA TAX FREE TRUST

The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund as a measure of the Fund's performance and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the February 1, 2008 Prospectus. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	0.84%	4.40%	4.93%
Return After Taxes on Distributions†	0.84%	4.40%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares†	1.98%	4.40%	4.91%
Class F Shares(1)	–	–	–
Index
Lehman Brothers Municipal Bond Index(2) (reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Lehman Brothers Municipal Long Current Coupon Bond Index(2) (reflects no deduction for fees, expenses or taxes)	6.53%	6.85%	6.07%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  Class F shares have not completed a full calendar year of operations. Consequently, there are no returns to report for this share class.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

THE FUNDS

PENNSYLVANIA TAX FREE TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		F	P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(1)	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(2)	None(3)		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(4)	0.45%		0.45%	0.45%
Distribution and Service (12b-1) Fees(5)	0.20	%(6)	0.10%	0.45%
Total Other Expenses(6)	0.52%		0.52%	0.52%
Interest and Related Expenses from Inverse Floaters(6)(7)	0.34%		0.34%	0.34%
Other Expenses(8)	0.18%		0.18%	0.18%
Total Operating Expenses(6)(9)	1.17%		1.07%	1.42%
Expense Reimbursement(9)	0.00%		(0.03)%	(0.03)%
Net Expenses(9)	1.17%		1.04%	1.39%

  (1)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (2)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (3)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (4)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (5)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (7)  Interest and Related Expenses ("interest expense") from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters (also known as "residual interest bonds"). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund's Total Other Expenses and Total Operating Expenses in the table above and the Example below. See "Additional Investment Information – Residual Interest Bonds."

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  For the period from October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's net expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares. In addition, Lord Abbett expects to voluntarily reimburse approximately $86,000 of expenses, or approximately 0.09% of the Fund's net assets, for the fiscal year ending September 30, 2007. Accordingly, the estimated expense ratios (net of both contractual and voluntary expense reimbursements and excluding interest expense) are 0.74%, 0.61%, and 0.96% for Class A, Class F, and Class P shares, respectively. Lord Abbett may stop the voluntarily reimbursement at any time.

THE FUNDS

PENNSYLVANIA TAX FREE TRUST

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' Prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$440	$685	$948	$1,699
Class F Shares	$106	$336	$586	$1,302
Class P Shares	$142	$445	$772	$1,698

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$440	$685	$948	$1,699
Class F Shares	$106	$336	$586	$1,302
Class P Shares	$142	$445	$772	$1,698

THE FUNDS

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by the Funds and some of the risks associated with those techniques.

Adjusting Investment Exposure. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

Concentration. Each Fund will invest no more than 25% of its total assets in any industry, other than tax-exempt securities issued by governments or political subdivisions of governments to which this limitation does not apply. Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is subject to rate regulation vagaries. The health care industry suffers from two main problems – affordability and access.

Diversification. The National Tax Free and Intermediate Tax Free Funds are diversified funds. A diversified fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Each of the other Funds is a nondiversified mutual fund. This means that each of the Funds may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of a nondiversified fund's investments may be more affected by a single adverse economic, political or regulatory event than the investments of a diversified fund would be.

THE FUNDS

Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and options thereon as a substitute for taking a position in an underlying asset, to increase returns, for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market. The Funds are not registered as, nor are they subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Risks of Options and Futures. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: domestic securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities and all swap transactions; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Insured Municipal Bonds. Each Fund may invest in bonds covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves. Generally, a Fund will buy insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently there are five such insurers.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to

THE FUNDS

receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund involved may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment techniques were not used. It is not currently expected that these investments will be a principal strategy of the Funds.

Non-Investment Grade Municipal Bonds. Non-investment grade municipal bonds and unrated municipal bonds of comparable credit quality (commonly known as "high yield" or "junk" bonds) may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations and a greater risk of default. These securities may be subject to greater price volatility due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors,

THE FUNDS

including mutual funds, insurance companies and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the lower rated securities in its portfolio.

Portfolio Turnover. The Intermediate Tax Free Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate in excess of 100%. For the fiscal year ended September 30, 2006, the portfolio turnover rate for Intermediate Tax Free Fund was 100.82%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

Private Activity or Industrial Development Bonds. Each Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Principal Strategy") in private activity bonds (sometimes called "AMT paper"). See "Distributions and Taxes." The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Residual Interest Bonds. Each Fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") (also known as "inverse floaters") to enhance income and manage portfolio duration. RIBs are issued by tender option bond trusts ("trusts") that are established by a third party sponsor in connection with the transfer of municipal bonds to the trusts. In addition to RIBs, these trusts typically issue short-term floating rate notes which are usually sold to money market funds ("floating rate notes"). A RIB is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. Because changes in the interest rate on the note inversely affect the interest paid on the RIB, the value and income of a RIB is generally more volatile than the value and income of a fixed rate municipal bond. RIBs have interest rate adjustment formulas which generally reduce or eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of RIBs also falls faster than the value of fixed rate

THE FUNDS

municipal bonds when interest rates rise, and conversely, their value rises more rapidly when interest rates fall. RIBs have varying degrees of liquidity, and the market for these securities is relatively volatile. RIBs tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but tend to outperform that market when long-term interest rates decline.

Each Fund may acquire RIBs issued by trusts that have been established by a transfer of municipal bonds by the Fund or an agent on behalf of the Fund. Such transfers do not qualify for sale treatment under Statement of Financial Accounting Standard No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" therefore, the municipal bonds deposited into such trusts are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Interest income from the underlying bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a trust are reported as expenses of the Fund involved. The floating rate trust certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the trust for redemption at par at each reset date. The RIBs held by a Fund provide the Fund the right to (1) cause the holders of a proportional share of floating rate trust certificates to tender their certificates at par and (2) transfer a corresponding share of the municipal bonds from the trust to the Fund.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Funds may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, the Fund involved may not receive any return on its investment.

An investment in zero coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on their investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would

THE FUNDS

have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the relevant Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geo-political, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

THE FUNDS

MANAGEMENT

Boards of Directors/Trustees. The Boards oversee the management of the business and affairs of the Funds. The Boards meet regularly to review their respective Funds' portfolio investments, performance, expenses, and operations. The Boards appoint officers who are responsible for the day-to-day operations of their respective Funds and who execute policies authorized by the Boards. More than 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Boards consider whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Boards' approval is available in the Funds' Semiannual Report to Shareholders for each six-month period ending March 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $117 billion in 55 mutual fund portfolios and other advisory accounts as of June 29, 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about manager compensation, other accounts managed, and ownership of Fund shares.

Daniel S. Solender heads the investment management team. Peter Scott Smith is a senior team member. Messrs. Solender and Smith are primarily and jointly responsible for the day-to-day management of the Funds. Mr. Solender, Director of Municipal Bond Management, joined Lord Abbett in 2006. Prior thereto he served as a Vice President and Portfolio Manager at Nuveen Investments from 1991 to 1999 and 2003 to 2006 and served as Principal and Portfolio Manager at Vanguard Group from 1999 to 2003. Mr. Solender has been in the investment business since 1987 and has been a member of the team since 2006. Mr. Smith, Investment Manager, joined Lord Abbett in 1992 and has been in the investment business since 1989 and a member of the team since 1992.

Management Fee. Lord Abbett is entitled to an annual management fee based on the Funds' average daily net assets. The management fee for each Fund, except the Intermediate Tax Free Fund, is calculated daily and payable monthly at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on average daily net assets over $2 billion.

THE FUNDS

Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended September 30, 2006, with respect to each Fund (excluding the Intermediate Tax Free Fund) was at an annual effective rate of 0.45% of each Fund's respective average daily net assets.

The management fee for the Intermediate Tax Free Fund is calculated daily and payable monthly at the following annual rates:

0.40% on the first $2 billion of average daily net assets;
0.375% on the next $3 billion; and
0.35% on assets over $5 billion.

For the fiscal year ended September 30, 2006, Lord Abbett reimbursed the Intermediate Tax Free Fund for its entire effective management fee of 0.40%.

In addition, Lord Abbett provides certain administrative services to each of the Funds pursuant to an Administrative Services Agreement in return for a fee at the annual rate of 0.04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

THE FUNDS

YOUR INVESTMENT

CHOOSING A SHARE CLASS

The National Tax Free and Intermediate Tax Free Funds offer in this Prospectus five classes of shares: Class A, B, C, F, and P. The California Tax Free Fund and New York Tax Free Fund offer four share classes: Class A, C, F, and P. The Connecticut Tax Free Fund, Georgia Tax Free Trust, Hawaii Tax Free Fund, Missouri Tax Free Fund, New Jersey Tax Free Fund, and Pennsylvania Tax Free Trust offer three share classes: Class A, F, and P. The Florida Tax Free Trust offers three classes: Class A, C, and P. The Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund offer two share classes: Class A and P. Each class in a Fund represents investments in the same portfolio of securities, but each has different expenses, dividends, eligibility requirements and sales charges. Share class offerings are broadly grouped into three purchase categories: Retirement and Benefit Plans, Fee-Based Programs, and All Other Investors. However, tax-free funds should generally not serve as investments for tax-deferred retirement plans and accounts.

•  Retirement and Benefit Plans. Investors investing through Retirement and Benefit Plans are offered Class A, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your plan and your plan service provider. See "Retirement and Benefit Plan Investors" for more information.

•  Fee-Based Programs. Investors in Fee-Based Programs are offered Class A and F shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your program sponsor. See "Fee-Based Program Investors" for more information.

•  All Other Investors. Class A, B, and C shares are offered to individual investors, certain retirement plans, and other investors not qualifying for one of the other two categories above.

As used in the section "Your Investment," the term "Fund" refers to each of the Funds described in this Prospectus unless explicitly stated otherwise.
Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

YOUR INVESTMENT

You may purchase shares at the NAV per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Purchases" and "Other Information for Fund Investors – Procedures Required by the USA PATRIOT Act." We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your Financial Intermediary. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, the length of time you plan to hold the investment, your qualification for any waiver of a sales load or fee reduction, whether you plan to take any distributions in the near future, and the availability of the share class for purchase. You should consult with your investment professional or Financial Intermediary about comparative pricing of investor services available under each available share class, the compensation that will be received by your investment professional or Financial Intermediary in connection with each available share class, and other factors that may be relevant to your choice of share class in which to invest.

If you think you may be moving from one retirement plan to another, or if there is a change related to your Financial Intermediary, there may be limitations on your ability to make additional purchases of shares of a

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, Fee-Based Program sponsors, and certain Retirement and Benefit Plans.
Share Class Considerations for Individual Investors. If you are considering investing $100,000 or more in Class B shares, in almost all cases it will be more economical for you to choose Class A shares because of the reduced sales charge and lower ongoing annual expenses of Class A shares.
If your investment horizon is limited, an investment in Class C shares may be more appropriate than Class B shares. Class C shares are sold without a front-end sales charge and the CDSC does not apply to shares redeemed after the first anniversary of the purchase.
If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

YOUR INVESTMENT

particular class. Purchases or sales through a participating Retirement and Benefit Plan or Fee-Based Program must be consistent with the procedures for the plan or program. Records relating to such purchases or sales are maintained by, or on behalf of, the plan or the program sponsor.

Share Classes. The following table compares key features of the Fund's classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you decide which class meets your goals. Not all share classes may be available through your Financial Intermediary. Your Financial Intermediary may receive different compensation depending upon which class you choose.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

Class
	A(1)	B(2)	C(3)	F(4)	P(1)(5)
Key features	• Front-end sales charge
• You may qualify for reduction or waiver of front-end sales charge
• Generally lower annual expenses than Class B and Class C
	• Generally higher dividends than Class B and Class C	• No front-end sales charge • CDSC declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge • CDSC for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge or CDSC • Only offered to eligible Fee-Based Programs	• No front-end sales charge or CDSC • Only offered on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans

Front-end sales charge	Up to 3.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more†	None	None	None	None

continued on next page

YOUR INVESTMENT

Class
	A(1)	B(2)	C(3)	F(4)	P(1)(5)
CDSC	1.00% on certain purchases of $1 million or more (see "Sales Charges – Class A Share CDSC"); waived under certain circumstances	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no CDSC after sixth anniversary; waived under certain circumstances	1.00% if you redeem before the first anniversary of purchase; waived under certain circumstances	None	None

Annual distribution and/or service fees(6)	0.20% of average daily net assets	1.00% of average daily net assets	Up to 1.00%(7) of average daily net assets	0.10% of average daily net assets	0.45% of average daily net assets

Exchange privilege(8)(9)	Class A shares of most Lord Abbett Funds	Class B shares of most Lord Abbett Funds	Class C shares of most Lord Abbett Funds	Class F shares of applicable Lord Abbett Funds	Class P shares of applicable Lord Abbett Funds

  †  The $1 million category applies only to the Michigan Tax Free, Minnesota Tax Free and Washington Tax Free Funds until each Fund's 12b-1 Plan becomes effective. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (1)  All Funds

  (2)  National Tax Free and Intermediate Tax Free Funds only

  (3)  National Tax Free, Intermediate Tax Free, California Tax Free, New York Tax Free and Florida Tax Free Funds only

  (4)  All Funds except Minnesota Tax-Free, Texas Tax-Free, Washington Tax-Free, Florida Tax-Free, and Michigan Tax-Free Funds.

  (5)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

  (6)  The 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C and F shares, 1.00%. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution (as defined below) waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

  (7)  The Fund is subject to Class C service and distribution fees at a blended rate calculated based on (1) a service fee of 0.25% and a distribution fee of 0.75% of the Fund's average daily net assets attributable to shares held for less than one year and (2) a service fee of 0.25% and a distribution fee of 0.55% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

  (8)  Ask your Financial Intermediary about the Lord Abbett Funds available for exchange.

  (9)  Shareholders may be able to transfer shares of one class of the Fund for shares of another class (e.g., Class A to Class F) subject to the eligibility requirements for the other share class and any applicable sales load or CDSC. The transaction will be based on the respective NAV of each class as of the trade date for the exchange. Consequently, the transferring shareholder may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your Financial Intermediary for additional information on how to move your shares into another share class.

YOUR INVESTMENT

Investment Minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account. For investors purchasing Class F shares through Fee-Based Programs offered by Financial Intermediaries, the minimums that apply to the plans or programs may apply instead of those shown below.

See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Investment Minimums — Initial/Additional Investments*

Class
	A	B	C	F	P†
General	$1,000/No minimum	$1,000/No minimum	$1,000/No minimum	No minimum	No minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	$250/No minimum	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	No minimum	No minimum	N/A	N/A
Invest-A- Matic $250/	$250/ $50	$250/ $50	$50	N/A	N/A

  *  Consult your Financial Intermediary for more information.

  †  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

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SALES CHARGES

Class A Share Front-End Sales Charges. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund's distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay, depending on the amount you purchase.

Front-End Sales Charges — Class A Shares

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	3.25%	3.36%	.9675	2.75%
$50,000 to $99,999	2.75%	2.83%	.9725	2.25%
$100,000 to $249,999	2.50%	2.56%	.9750	2.00%
$250,000 to $499,999	2.00%	2.04%	.9800	1.70%
$500,000 to $999,999	1.50%	1.52%	.9850	1.25%
$1,000,000 and over	No Sales Charge		1.0000	†

The following $1 million category applies only to the Michigan Tax Free, Minnesota Tax Free and Washington Tax Free Funds until each Fund's 12b-1 Plan becomes effective, at which time the sales charge table above will apply to the Fund.

$1,000,000 and over	1.00%	1.01%	.9900	1.00%

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Reducing Your Class A Share Front-End Sales Charges. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a

Please inform the Fund or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

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related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F share holdings may not be combined for these purposes.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days. Class F share holdings may not be combined for these purposes.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) Retirement and Benefit Plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's (as defined below) affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

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described above in IRAs, as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available at www.LordAbbett.com or by calling Lord Abbett at 888-522-2388 (at no charge).

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions of Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based Programs, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

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•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

•  purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC. These categories do not apply to the Michigan Tax Free, Minnesota Tax Free and Washington Tax Free Funds until each Fund's 12b-1 Plan becomes effective, at which time these categories will apply to the Fund.

CDSC

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1.  shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2.  shares held for six years or more (Class B), or one year or more after the month of purchase (Class A), or one year or more (Class C)

  3.  shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

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Class A Share CDSC. If you buy Class A shares of the Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required);

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds;

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002; or

•  Eligible Mandatory Distributions under 403(b) plans and IRAs.

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Purchases."
Eligible Mandatory Distributions. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

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Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the day on which the purchase order was accepted(1)		CDSC on redemption (as % of amount subject to charge)
On	Before
	1st anniversary	5.0%
1st anniversary	2nd anniversary	4.0%
2nd anniversary	3rd anniversary	3.0%
3rd anniversary	4th anniversary	3.0%
4th anniversary	5th anniversary	2.0%
5th anniversary	6th anniversary	1.0%
On or after the 6th anniversary(2)		None

  (1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

  (2)   Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares. Conversions will occur as follows:

CDSC — Class B Shares

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Lord Abbett Fund
After the eighth anniversary of your purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	After the shares originally acquired would have converted into Class A shares

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Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B Share CDSC and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

•  Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts

•  death of the shareholder

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Automatic Services for Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

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RETIREMENT AND BENEFIT PLAN INVESTORS

Eligible Investors: Retirement and Benefit Plans. Retirement and Benefit Plans with plan-level or fund-level omnibus accounts held on the books of the Fund generally may be eligible to invest in Class A, and in certain limited circumstances, Class P shares:

•  Class A Shares. Eligible Retirement and Benefit Plans may open an account and purchase Class A shares of the Fund by contacting any Financial Intermediary authorized to sell the Fund's shares. Your plan may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans with the following exceptions:

m  New Retirement and Benefit Plans that are considering selecting Class P shares as a plan option but have not done so by October 1, 2007 may invest in Class P shares if they select Class P shares as a plan option by March 31, 2008, provided that the selection is based on a proposal or recommendation that can be shown to have been presented to the plan on or prior to October 1, 2007.

Shareholders that hold Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

FEE-BASED PROGRAM INVESTORS

Eligible Investors: Fee-Based Programs. Class A and F shares, and in certain limited circumstances, Class P shares, are available for purchases by or on behalf of Financial Intermediaries for clients in certain Fee-Based Programs:

•  Class A Shares. Investors in Fee-Based Programs may purchase Class A shares by contacting their Financial Intermediaries. You may be eligible for

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front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class F Shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers ("RIAs") that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Fee-Based Programs, with the exception of the Citigroup/Smith Barney TRAK program. Shareholders that hold Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

Additional Information Concerning Class F Shares. Class F shares generally are available in connection with the following:

•  Transfers Involving Fee-Based Programs of Financial Intermediaries or Accounts Held at RIAs Offering Class F Shares as Investment Options. If an investor moves his or her account from one Fee-Based Program or RIA offering Class F shares of the Lord Abbett Funds to another Fee-Based Program or RIA also offering Class F shares of the Lord Abbett Funds, the investor will be able to continue his investment in Class F shares and make new purchases of Class F shares. However, if an investor moves his or her account to a Fee-Based Program or RIA that does not offer Class F shares of Lord Abbett Funds as investment options, or otherwise holds assets from such an account other than in a Fee-Based Program or with an RIA that offers Class F shares, the investor may continue to hold the existing Class F shares but will not be allowed to make new purchases of Class F shares. If the investor later moves his or her account to another Fee-Based Program that offers Class F shares, the investor will be allowed to make new Class F share purchases. Alternatively, an investor may invest assets formerly invested in Class F shares in Class A, B, or C shares, provided that the investment meets the eligibility requirements for the particular share class and subject to applicable sales charges.

•  Transfers of Existing Holdings. Sponsors of Fee-Based Programs or RIAs that decide to offer Class F shares may be able to convert Class A or P shares of a Lord Abbett Fund (or any other share class that the Fund may designate)

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to Class F shares of the fund if the Fee-Based Program or the account placed with the RIA satisfies the eligibility requirements for Class F shares. Applicable sales charges, if any, will apply. A Fee-Based Program or an RIA will not be entitled to combine Class F shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charges on any Class A share purchases the program or RIA may make. Consult your Financial Intermediary to determine whether Class F shares may be a suitable investment.

OTHER INFORMATION ABOUT RETIREMENT AND BENEFIT PLANS AND FEE-BASED PROGRAMS

Limitations on Fund Availability and Services. Purchase, redemption, and exchange privileges may differ when you are investing through certain Retirement and Benefit Plans or Fee-Based Programs because you may not be able to exchange into a Lord Abbett Fund or other fund that is not offered in your plan or program. Similarly, you may be able to move your retirement plan investment into an IRA account, but you may only make future purchases to the extent that you meet any eligibility requirements for the share class into which you have transferred. Financial Intermediaries may choose to impose qualification requirements for plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. You should discuss purchase, redemption, and exchange options with your Financial Intermediary to determine whether you qualify for a waiver of sales charges on any class of shares offered. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for plan participants. You should be aware that your investment professional may receive different compensation depending upon the class in which you invest. Please consult with your Financial Intermediary for more information about available share classes.

Purchases, Redemptions, and Exchanges. Participants in Retirement and Benefit Plans must contact their sponsor, plan service provider, or Financial Intermediary to purchase, redeem or exchange shares, or to request detailed information about eligibility to purchase shares and the portability of such shares. Typically, no minimum investment is required for Fee-Based Programs investing in Class F shares. Financial Intermediaries may establish requirements as to the purchase, redemption, or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from

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those described in this Prospectus and the Fund's Statement of Additional Information. Financial Intermediaries may choose to impose share class parameters different from those set forth in this Prospectus and the Fund's Statement of Additional Information. Additionally, investor services may only be available to plan participants through a plan service provider, plans may require separate applications, and plans' policies and procedures may be different from those described in this Prospectus. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. Eligible qualified Retirement and Benefit Plans or Fee-Based Programs can exchange their Class A, F or P shares for Eligible Funds, in keeping with the limitations described above. Be sure to read the current Prospectus for any fund into which you are exchanging. Please see the Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

Additional Services. Financial Intermediaries may provide some of the shareholder servicing and account maintenance services required by Retirement and Benefit Plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan service providers to provide other investment or administrative services. Financial Intermediaries may charge Retirement and Benefit Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement and Benefit Plans may charge plan participants for certain expenses. These fees and additional amounts are in addition to those imposed by the Fund and its affiliates, and could reduce your investment return in Fund shares. For questions about such accounts, contact your employee benefits office, plan service provider, or other Financial Intermediary that provides recordkeeping and shareholder services for your account.

Other Considerations. With respect to Class A, F, and P shares held through certain Retirement and Benefit Plans and Fee-Based Programs, Lord Abbett and its affiliates may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. If your plan service provider provides these services, Lord Abbett or the Fund may compensate it for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or its affiliates that are not related to the Fund. See "Financial Intermediary Compensation – Payments for Recordkeeping, Networking, and Other Services" for more information.

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FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table "Fees and Expenses" above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of its assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee*	A(1)	B	C(2)	F	P
Service	0.20%	0.25%	0.25%	—	0.20%
Distribution	0.00%	0.75%	0.75%	0.10%	0.25%

  *  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating NASD sales charge limitations.

  (1)  The Class A Plans of the Michigan Tax Free, Minnesota Tax Free, and Washington Tax Free Funds will not go into effect until the quarter subsequent to the net assets of each Fund's Class A shares reaching $100 million. As of the date hereof, the net assets of each Fund's Class A shares had not reached $100 million.

  (2)  The Fund is subject to Class C service and distribution fees at a blended rate calculated based on (1) a service fee of 0.25% and a distribution fee of 0.75% of the Fund's average daily net assets attributable to shares held for less than one year and (2) a service fee of 0.25% and a distribution fee of 0.55% of the Fund's average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Lord Abbett may pay 12b-1 fees to Financial Intermediaries or use the fees for other distribution purposes, including revenue sharing.

Sales Activities. The Fund may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees

Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.
12b-1 fees are payable regardless of expenses. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

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attributable to the shares of a particular class for activities that are primarily intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of Prospectuses and Statements of Additional Information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain Retirement and Benefit Plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more;

•  purchases by certain Retirement and Benefit Plans with at least 100 eligible employees; or

•  purchases for certain Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett

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Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived. Any waiver must be authorized by the Financial Intermediary firm and the registered representative.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

These concessions do not apply to the Michigan Tax Free, Minnesota Tax Free or Washington Tax Free Funds until each Fund's 12b-1 Plan becomes effective, at which time these concessions will apply to the Fund.

Dealer Concession Schedule — Class A Shares

(for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession
First $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

  *  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Class B Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class B shares a commission of 4.00% of the purchase price of the Class B shares they sell and Lord Abbett Distributor will retain any applicable CDSC. Financial Intermediaries also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class C Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and Lord Abbett Distributor will retain any applicable CDSC and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Intermediaries until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Intermediaries will then receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

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Class F and P Shares. Class F and P shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. See "Retirement and Benefit Plan Investors," "Fee-Based Program Investors," and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging,

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entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into before February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education

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activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for

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services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, Prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

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PURCHASES

Retirement and Benefit Plan Investors. You must place all orders to purchase Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You must place all orders to purchase Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Purchases of Class A, B, and C shares may be made through any Financial Intermediary that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. Contact your Financial Intermediary for initial purchases of Class F or P shares. See "Other Information about Retirement and Benefit Plans and Fee-Based Programs" for more information. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Proper Form. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

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EXCHANGES

Retirement and Benefit Plan Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Retirement and Benefit Plan. You must place all orders to exchange Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Fee-Based Program. You must place all orders to exchange Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 888-522-2388. The Fund must receive instructions for the exchange before the close of the New York Stock Exchange ("NYSE") on the day of your call to get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you. See "Distributions and Taxes" for more information. Be sure to read the current Prospectus for any fund into which you are exchanging. Please see the Fund's Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts. You should also consult your Financial Intermediary if you have any questions.

Exchange Limitations. As described under "Choosing a Share Class," we reserve the right to modify, restrict, or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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REDEMPTIONS

Retirement and Benefit Plan Investors. You may redeem Fund shares subject to restrictions and procedures established by your Retirement and Benefit Plan. You must place all orders to redeem Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may redeem Fund shares subject to restrictions and procedures established by your Fee-Based Program. You must place all orders to redeem Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. Contact your Financial Intermediary for redemptions involving Class F or P shares. For more information, please call 888-522-2388. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B Share CDSC and Class C Share CDSC."

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Through a Financial Intermediary. Your Financial Intermediary may process a redemption on your behalf. Your Financial Intermediary will be responsible for

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

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furnishing all necessary documents to Lord Abbett and may charge you for this service.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
•	In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

•	In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

Each Fund expects to declare "exempt-interest dividends" from its net investment income daily and pay them monthly. Each Fund expects to distribute any net capital gains annually.

All distributions, including exempt-interest dividends, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

Each Fund seeks to earn income and pay exempt-interest dividends that are exempt from federal income tax. It is anticipated that substantially all of each Fund's income will be exempt from federal income tax. However, each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. Further, a portion of the exempt-interest dividends you receive may be subject to federal individual or corporate alternative minimum tax ("AMT"). Each Fund may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper"). The income from these bonds is an item of tax preference when determining your federal individual or corporate AMT, which may cause the income to be taxable.

Distributions of short-term capital gains and gains characterized as market discount are taxable as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares or whether distributions are reinvested or paid in cash.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Any sale, redemption or exchange of Fund shares may be taxable.

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If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Changes in federal or state law or adverse determinations by the IRS or a court, as they relate to certain municipal bonds, may make income from such bonds taxable.

You must provide your Social Security Number or other Taxpayer Identification Number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SINGLE-STATE TAXABILITY OF DISTRIBUTIONS

For All State Funds – With respect to each state Fund described below, generally exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on certain obligations of the federal government and other U.S. instrumentalities paid to shareholders who are residents of that state will be exempt from individual income tax in that state but exempt-interest dividends derived from interest on obligations of other states and local jurisdictions paid to such shareholders will not be exempt from state and local taxes in that state. The state tax advantage of owning interests in a specific state municipal bond fund may be adversely affected if the Supreme Court upholds a Kentucky Court of Appeals decision which it has agreed to review. That decision concluded that Kentucky could not exempt interest derived by Kentucky residents from Kentucky state and local obligations while taxing Kentucky residents on interest derived from municipal obligations of other state and local jurisdictions. Special rules, described below, may also apply. Even if exempt from individual income tax, exempt-interest dividends may be subject to a state's franchise or other corporate or business taxes if received by a corporation subject to taxes in that state.

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Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares, that are federally taxable as ordinary income or capital gains will be includible in income for both state individual and corporate tax purposes. Furthermore, a portion of the Fund's distributions, including exempt-interest dividends, may be subject to state individual or corporate AMT. The income from private activity bonds may be an item of tax preference for state individual or corporate AMT purposes.

The following special rules generally apply only to shareholders who are residents of each respective state.

California Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from California individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the California franchise tax.

Connecticut Tax Free Fund – The Fund generally seeks to earn income and pay dividends that will be exempt from Connecticut individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Connecticut corporation business tax.

Florida Tax Free Trust – Florida imposes no state individual income tax. Therefore, individuals derive no special Florida state income tax benefits by investing in the Fund. Exempt interest dividends paid by the Fund to corporate shareholders are generally included in the income of corporate shareholders that are subject to Florida corporate income tax.

Georgia Tax Free Trust – The Fund seeks to earn income and pay dividends that will be exempt from Georgia individual and corporate income taxes.

Hawaii Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from Hawaii individual and corporate income taxes.

Michigan Tax Free Trust – The Fund seeks to earn income and pay dividends that will be exempt from Michigan individual income and single business taxes.

Minnesota Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from Minnesota individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Minnesota corporate franchise tax.

Missouri Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from Missouri individual and corporate income taxes.

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New Jersey Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from New Jersey personal income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders that are subject to the New Jersey corporation business tax.

New York Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New York State corporation franchise tax, as well as New York City general corporation tax.

Pennsylvania Tax Free Trust – The Fund seeks to earn income and pay dividends that will be exempt from Pennsylvania individual and corporate income taxes. Pennsylvania county personal property tax may be imposed on shares of the Pennsylvania Tax Free Trust if, on the annual assessment date, the Fund holds certain assets other than exempt securities in which the Fund may invest. In such circumstances, a portion of the value of the Fund's shares would be subject to personal property tax.

Texas Tax Free Fund – Texas imposes no state individual income tax. Therefore, individuals derive no special Texas state income tax benefits by investing in the Fund. To the extent exempt-interest dividends are excludible from taxable income for federal corporate income tax purposes, they will not be subject to the Texas franchise tax.

Washington Tax Free Fund – Washington imposes no state individual or corporate income tax. Therefore, individual and corporate shareholders derive no special Washington state income benefits by investing in the Fund.

NATIONAL TAX FREE AND INTERMEDIATE TAX FREE FUNDS

Shareholders generally will not be able to exclude exempt-interest dividends paid by the National Tax Free and Intermediate Tax Free Funds from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a Fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludible when determining your taxable income. In addition, the portion of the National Tax Free and Intermediate Tax Free Funds' dividends attributable to private

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activity bonds will be a tax preference item for federal, and possibly state, AMT purposes.

The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state, local and foreign taxes and how these relate to your own tax situation.

AUTOMATIC SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about automatic services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

  *  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under "CDSC" under "Sales Charges."

All Other Investors. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 888-522-2388.

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OTHER SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about other services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. The following additional services are offered to individual investors as well as investors not qualifying for another investment category.

Telephone Investing. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. The Fund and Lord Abbett will take measures to verify the identity of the caller, such as asking for your name, account number, Social Security or Taxpayer Identification Number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

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expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without

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notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of

YOUR INVESTMENT

frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing

YOUR INVESTMENT

frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to

YOUR INVESTMENT

reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

In calculating NAV, securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

YOUR INVESTMENT

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe each Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights (as restated, where applicable), excluding the six months ended March 31, 2007, have been audited by Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements (as restated, where applicable), and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Unaudited financial statements for the six months ended March 31, 2007, appear in the 2007 Semiannual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION

NATIONAL TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$11.52		$11.55		$11.49	$11.50	$11.73	$11.33
Investment operations:
Net investment income(a)	.24		.46		.47	.47	.50	.54
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.02)		(.02)		.05	(.01)	(.22)	.40
Total from investment operations	.22		.44		.52	.46	.28	.94
Distributions to shareholders from net investment income	(.24)		(.47)		(.46)	(.47)	(.51)	(.54)
Net asset value, end of period	$11.50		$11.52		$11.55	$11.49	$11.50	$11.73
Total Return(b)	1.94	%(f)	3.94	%(d)	4.53%	4.10%	2.48%	8.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.41	%(f)	.92%		.93%	.96%	.98%	1.03%
Expenses, excluding expense reductions and including expenses assumed	.61	%(f)	1.20%		1.13%	1.06%	1.05%	1.07%
Expenses, excluding expense reductions and expenses assumed	.66	%(f)	1.20%		1.14%	1.10%	1.05%	1.07%
Net investment income	2.11	%(f)	4.04%		4.03%	4.07%	4.33%	4.74%
Supplemental Data:
Net assets, end of period (000)	$509,352		$499,778		$497,310	$500,519	$515,694	$530,563
Portfolio turnover rate	22.83	%(f)	72.24%		118.31%	168.36%	198.28%	62.38%

FINANCIAL INFORMATION

NATIONAL TAX FREE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$11.56		$11.58		$11.52	$11.53	$11.76	$11.36
Investment operations:
Net investment income(a)	.21		.39		.39	.39	.42	.47
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.02)		(.02)		.05	(.01)	(.21)	.40
Total from investment operations	.19		.37		.44	.38	.21	.87
Distributions to shareholders from net investment income	(.20)		(.39)		(.38)	(.39)	(.44)	(.47)
Net asset value, end of period	$11.55		$11.56		$11.58	$11.52	$11.53	$11.76
Total Return(b)	1.67	%(f)	3.32	%(d)	3.83%	3.40%	1.86%	7.88%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.74	%(f)	1.58%		1.58%	1.61%	1.63%	1.65%
Expenses, excluding expense reductions and including expenses assumed	.94	%(f)	1.86%		1.78%	1.71%	1.70%	1.69%
Expenses, excluding expense reductions and expenses assumed	.99	%(f)	1.86%		1.79%	1.75%	1.70%	1.69%
Net investment income	1.78	%(f)	3.39%		3.38%	3.42%	3.68%	4.12%
Supplemental Data:
Net assets, end of period (000)	$25,860		$27,871		$31,209	$34,263	$39,122	$36,250
Portfolio turnover rate	22.83	%(f)	72.24%		118.31%	168.36%	198.28%	62.38%

FINANCIAL INFORMATION

NATIONAL TAX FREE FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$11.54		$11.57		$11.50	$11.52	$11.76	$11.35
Investment operations:
Net investment income(a)	.21		.39		.39	.39	.42	.47
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.03)		(.02)		.06	(.02)	(.22)	.41
Total from investment operations	.18		.37		.45	.37	.20	.88
Distributions to shareholders from net investment income	(.20)		(.40)		(.38)	(.39)	(.44)	(.47)
Net asset value, end of period	$11.52		$11.54		$11.57	$11.50	$11.52	$11.76
Total Return(b)	1.60	%(f)	3.26	%(d)	3.93%	3.32%	1.80%	7.95%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.74	%(f)	1.58%		1.58%	1.61%	1.63%	1.61%
Expenses, excluding expense reductions and including expenses assumed	.94	%(f)	1.86%		1.78%	1.71%	1.70%	1.65%
Expenses, excluding expense reductions and expenses assumed	.99	%(f)	1.86%		1.79%	1.75%	1.70%	1.65%
Net investment income	1.78	%(f)	3.39%		3.38%	3.42%	3.68%	4.16%
Supplemental Data:
Net assets, end of period (000)	$46,417		$44,450		$41,322	$43,409	$49,474	$44,727
Portfolio turnover rate	22.83	%(f)	72.24%		118.31%	168.36%	198.28%	62.38%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Not annualized.

FINANCIAL INFORMATION

CALIFORNIA TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$10.91		$10.96		$10.86	$10.80	$11.19	$10.89
Investment operations:
Net investment income(a)	.21		.41		.44	.43	.46	.52
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.02)		(.03)		.08	.07	(.36)	.29
Total from investment operations	.19		.38		.52	.50	.10	.81
Distributions to shareholders from net investment income	(.21)		(.43)		(.42)	(.44)	(.49)	(.51)
Net asset value, end of period	$10.89		$10.91		$10.96	$10.86	$10.80	$11.19
Total Return(b)	1.79	%(f)	3.52	%(d)	4.88%	4.73%	.94%	7.65%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.47	%(f)	.93%		.94%	.99%	.99%	1.03%
Expenses, excluding expense reductions and including expenses assumed	.63	%(f)	1.07%		1.01%	1.03%	1.03%	1.07%
Expenses, excluding expense reductions and expenses assumed	.63	%(f)	1.07%		1.01%	1.03%	1.03%	1.07%
Net investment income	1.96	%(f)	3.79%		4.01%	3.97%	4.27%	4.82%
Supplemental Data:
Net assets, end of period (000)	$153,599		$160,416		$166,227	$165,270	$178,156	$192,181
Portfolio turnover rate	19.19	%(f)	47.86%		42.23%	28.04%	84.31%	44.20%

FINANCIAL INFORMATION

CALIFORNIA TAX FREE FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$10.92		$10.97		$10.87	$10.80	$11.20	$10.91
Investment operations:
Net investment income(a)	.18		.34		.37	.36	.39	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.02)		(.03)		.08	.08	(.37)	.27
Total from investment operations	.16		.31		.45	.44	.02	.73
Distributions to shareholders from net investment income	(.18)		(.36)		(.35)	(.37)	(.42)	(.44)
Net asset value, end of period	$10.90		$10.92		$10.97	$10.87	$10.80	$11.20
Total Return(b)	1.45	%(f)	2.87	%(d)	4.20%	4.14%	.26%	6.94%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.79	%(f)	1.58%		1.58%	1.63%	1.63%	1.61%
Expenses, excluding expense reductions and including expenses assumed	.95	%(f)	1.72%		1.65%	1.67%	1.67%	1.65%
Expenses, excluding expense reductions and expenses assumed	.95	%(f)	1.72%		1.65%	1.67%	1.67%	1.65%
Net investment income	1.64	%(f)	3.14%		3.37%	3.32%	3.63%	4.22%
Supplemental Data:
Net assets, end of period (000)	$16,244		$15,052		$13,953	$13,953	$16,183	$14,290
Portfolio turnover rate	19.19	%(f)	47.86%		42.23%	28.04%	84.31%	44.20%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Not annualized.

FINANCIAL INFORMATION

CONNECTICUT TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$10.51		$10.56		$10.61	$10.55	$10.71	$10.32
Investment operations:
Net investment income(a)	.22		.45		.44	.43	.46	.50
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.04)		(.04)		(.05)	.08	(.16)	.38
Total from investment operations	.18		.41		.39	.51	.30	.88
Distributions to shareholders from net investment income	(.23)		(.46)		(.44)	(.45)	(.46)	(.49)
Net asset value, end of period	$10.46		$10.51		$10.56	$10.61	$10.55	$10.71
Total Return(b)	1.70	%(f)	3.96	%(d)	3.74%	4.92%	2.95%	8.79%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.26	%(f)	.52%		.79%	1.00%	1.01%	1.03%
Expenses, excluding expense reductions and including expenses assumed	.44	%(f)	.76%		.92%	1.07%	1.07%	1.07%
Expenses, excluding expense reductions and expenses assumed	.66	%(f)	1.20%		1.09%	1.07%	1.07%	1.07%
Net investment income	2.13	%(f)	4.34%		4.11%	4.09%	4.33%	4.82%
Supplemental Data:
Net assets, end of period (000)	$116,249		$96,530		$91,078	$89,985	$96,469	$100,358
Portfolio turnover rate	1.38	%(f)	31.96%		9.72%	19.20%	39.65%	40.17%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Not annualized.

FINANCIAL INFORMATION

HAWAII TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.01		$5.04		$5.08	$5.08	$5.20	$5.01
Investment operations:
Net investment income(a)	.10	(f)	.20		.20	.21	.21	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.01)		(.02)		(.04)	— (c)	(.12)	.20
Total from investment operations	.09		.18		.16	.21	.09	.43
Distributions to shareholders from net investment income	(.10)		(.21)		(.20)	(.21)	(.21)	(.24)
Net asset value, end of period	$5.00		$5.01		$5.04	$5.08	$5.08	$5.20
Total Return(b)	1.86	%(g)	3.60	%(d)	3.28%	4.18%	1.86%	8.78%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.30	%(g)	.71%		.95%	1.01%	.99%	1.05%
Expenses, excluding expense reductions and including expenses assumed	.45	%(g)	.90%		1.05%	1.06%	1.05%	1.08%
Expenses, excluding expense reductions and expenses assumed	.62	%(g)	1.14%		1.05%	1.06%	1.05%	1.08%
Net investment income	2.03	%(g)	4.01%		3.98%	4.13%	4.20%	4.60%
Supplemental Data:
Net assets, end of period (000)	$95,899		$91,357		$78,217	$69,598	$75,117	$79,988
Portfolio turnover rate	3.94	%(g)	38.26%		18.22%	6.12%	27.07%	24.30%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

MINNESOTA TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.18		$5.19		$5.15	$5.14	$5.18	$5.00
Investment operations:
Net investment income(a)	.11	(f)	.21		.21	.20	.21	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.01)		(.01)		.03	.01	(.03)	.18
Total from investment operations	.10		.20		.24	.21	.18	.42
Distributions to shareholders from net investment income	(.11)		(.21)		(.20)	(.20)	(.22)	(.24)
Net asset value, end of period	$5.17		$5.18		$5.19	$5.15	$5.14	$5.18
Total Return(b)	1.88	%(g)	4.00	%(d)	4.74%	4.24%	3.57%	8.56%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.33	%(g)	.67%		.67%	.68%	.69%	.46%
Expenses, excluding expense reductions and including expenses assumed	.43	%(g)	.75%		.68%	.68%	.72%	.50%
Expenses, excluding expense reductions and expenses assumed	.43	%(g)	.75%		.68%	.68%	.72%	.75%
Net investment income	2.08	%(g)	4.14%		4.05%	4.00%	4.03%	4.79%
Supplemental Data:
Net assets, end of period (000)	$51,966		$49,825		$43,182	$38,488	$37,016	$27,568
Portfolio turnover rate	9.98	%(g)	24.81%		17.42%	24.67%	35.15%	22.33%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

MISSOURI TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.33		$5.35		$5.34	$5.36	$5.41	$5.25
Investment operations:
Net investment income(a)	.11	(f)	.22		.22	.20	.22	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.01)		(.02)		— (c)	— (c)	(.05)	.16
Total from investment operations	.10		.20		.22	.20	.17	.39
Distributions to shareholders from net investment income	(.11)		(.21)		(.21)	(.22)	(.22)	(.23)
Net realized gain	—		(.01)		—	—	—	—
Total distributions	(.11)		(.22)		(.21)	(.22)	(.22)	(.23)
Net asset value, end of period	$5.32		$5.33		$5.35	$5.34	$5.36	$5.41
Total Return(b)	1.86	%(g)	3.92	%(d)	4.26%	3.77%	3.18%	7.67%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.37	%(g)	.57%		.67%	1.01%	1.00%	1.03%
Expenses, excluding expense reductions and including expenses assumed	.55	%(g)	.78%		.81%	1.07%	1.07%	1.07%
Expenses, excluding expense reductions and expenses assumed	.65	%(g)	1.16%		1.09%	1.07%	1.07%	1.07%
Net investment income	2.01	%(g)	4.14%		4.02%	3.85%	4.19%	4.44%
Supplemental Data:
Net assets, end of period (000)	$160,275		$159,530		$161,624	$155,906	$153,488	$145,006
Portfolio turnover rate	6.07	%(g)	27.30%		25.49%	40.33%	46.68%	70.37%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

NEW JERSEY TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.17		$5.20		$5.18	$5.20	$5.37	$5.21
Investment operations:
Net investment income(a)	.10	(f)	.21		.21	.22	.24	.25
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.02)		(.03)		.02	(.02)	(.17)	.15
Total from investment operations	.08		.18		.23	.20	.07	.40
Distributions to shareholders from net investment income	(.10)		(.21)		(.21)	(.22)	(.24)	(.24)
Net asset value, end of period	$5.15		$5.17		$5.20	$5.18	$5.20	$5.37
Total Return(b)	1.64	%(g)	3.51	%(d)	4.42%	3.89%	1.31%	7.96%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.41	%(g)	.86%		.95%	1.00%	1.00%	1.03%
Expenses, excluding expense reductions and including expenses assumed	.58	%(g)	1.10%		1.10%	1.05%	1.05%	1.07%
Expenses, excluding expense reductions and expenses assumed	.64	%(g)	1.22%		1.10%	1.05%	1.05%	1.07%
Net investment income	2.02	%(g)	4.03%		4.02%	4.18%	4.49%	4.77%
Supplemental Data:
Net assets, end of period (000)	$130,921		$130,742		$137,319	$139,462	$153,797	$164,733
Portfolio turnover rate	9.60	%(g)	28.99%		28.46%	31.47%	67.84%	92.51%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

NEW YORK TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$11.27		$11.32		$11.41	$11.42	$11.66	$11.16
Investment operations:
Net investment income(a)	.24		.48		.48	.48	.52	.54
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.04)		(.05)		(.09)	(c)	(.24)	.49
Total from investment operations	.20		.43		.39	.48	.28	1.03
Distributions to shareholders from net investment income	(.24)		(.48)		(.48)	(.49)	(.52)	(.53)
Net asset value, end of period	$11.23		$11.27		$11.32	$11.41	$11.42	$11.66
Total Return(b)	1.78	%(f)	3.92	%(d)	3.43%	4.33%	2.55%	9.50%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.31	%(f)	.62%		.76%	.94%	.96%	1.03%
Expenses, excluding expense reductions and including expenses assumed	.46	%(f)	.80%		.86%	1.00%	1.02%	1.09%
Expenses, excluding expense reductions and expenses assumed	.61	%(f)	1.11%		1.04%	1.05%	1.02%	1.09%
Net investment income	2.11	%(f)	4.27%		4.16%	4.27%	4.54%	4.80%
Supplemental Data:
Net assets, end of period (000)	$236,508		$233,101		$229,598	$237,349	$247,153	$252,831
Portfolio turnover rate	8.08	%(f)	69.19%		57.03%	46.33%	46.11%	48.56%

FINANCIAL INFORMATION

NEW YORK TAX FREE FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$11.27		$11.32		$11.40	$11.42	$11.67	$11.17
Investment operations:
Net investment income(a)	.20		.40		.40	.41	.44	.48
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.04)		(.04)		(.08)	(.01)	(.23)	.49
Total from investment operations	.16		.36		.32	.40	.21	.97
Distributions to shareholders from net investment income	(.20)		(.41)		(.40)	(.42)	(.46)	(.47)
Net asset value, end of period	$11.23		$11.27		$11.32	$11.40	$11.42	$11.67
Total Return(b)	1.45	%(f)	3.25	%(d)	2.87%	3.57%	1.88%	8.90%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.64	%(f)	1.28%		1.41%	1.59%	1.63%	1.51%
Expenses, excluding expense reductions and including expenses assumed	.79	%(f)	1.46%		1.51%	1.65%	1.69%	1.57%
Expenses, excluding expense reductions and expenses assumed	.94	%(f)	1.77%		1.69%	1.70%	1.69%	1.57%
Net investment income	1.77	%(f)	3.61%		3.51%	3.62%	3.87%	4.32%
Supplemental Data:
Net assets, end of period (000)	$20,193		$16,622		$14,502	$12,317	$12,379	$8,798
Portfolio turnover rate	8.08	%(f)	69.19%		57.03%	46.33%	46.11%	48.56%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Not annualized.

FINANCIAL INFORMATION

TEXAS TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$10.07		$10.18		$10.28	$10.36	$10.47	$9.99
Investment operations:
Net investment income(a)	.22	(f)	.44		.44	.44	.46	.45
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.08)		(.11)		(.10)	(.07)	(.13)	.48
Total from investment operations	.14		.33		.34	.37	.33	.93
Distributions to shareholders from net investment income	(.22)		(.44)		(.44)	(.45)	(.44)	(.45)
Net asset value, end of period	$9.99		$10.07		$10.18	$10.28	$10.36	$10.47
Total Return(b)	1.38	%(g)	3.33	%(d)	3.35%	3.62%	3.32%	9.55%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.42	%(g)	.84%		.95%	1.06%	1.02%	1.00%
Expenses, excluding expense reductions and including expenses assumed	.45	%(g)	.89%		1.01%	1.10%	1.06%	1.05%
Expenses, excluding expense reductions and expenses assumed	.52	%(g)	1.03%		1.04%	1.10%	1.06%	1.08%
Net investment income	2.18	%(g)	4.35%		4.28%	4.29%	4.44%	4.49%
Supplemental Data:
Net assets, end of period (000)	$72,675		$79,362		$76,025	$75,586	$79,185	$81,369
Portfolio turnover rate	7.69	%(g)	35.35%		44.94%	20.80%	55.30%	86.19%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

WASHINGTON TAX FREE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.10		$5.14		$5.16	$5.21	$5.32	$5.15
Investment operations:
Net investment income(a)	.11	(f)	.21		.23	.23	.24	.26
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.01)		(.03)		(.01)	(.04)	(.10)	.17
Total from investment operations	.10		.18		.22	.19	.14	.43
Distributions to shareholders from net investment income	(.11)		(.22)		(.24)	(.24)	(.25)	(.26)
Net asset value, end of period	$5.09		$5.10		$5.14	$5.16	$5.21	$5.32
Total Return(b)	1.99	%(g)	3.67	%(d)	4.24%	3.75%	2.75%	8.71%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.35	%(g)	.69%		.65%	.70%	.68%	.71%
Expenses, excluding expense reductions and including expenses assumed	.43	%(g)	.83%		.79%	.80%	.78%	.78%
Expenses, excluding expense reductions and expenses assumed	.44	%(g)	.84%		.79%	.80%	.78%	.78%
Net investment income	2.08	%(g)	4.22%		4.36%	4.49%	4.68%	5.14%
Supplemental Data:
Net assets, end of period (000)	$42,295		$44,030		$47,709	$48,834	$50,497	$49,049
Portfolio turnover rate	2.45	%(g)	25.37%		33.35%	45.96%	54.34%	30.81%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

INTERMEDIATE TAX FREE FUND
(formerly, Insured Intermediate Tax Free Fund)

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30				6/23/2003(a) to
	(unaudited)		2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.81		$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments							(.01)
Net asset value on SEC Effective Date, June 30, 2003							$9.99
Investment operations:
Net investment income(b)	.18		.32	.30	.27		.06
Net realized and unrealized gain (loss)	(.03)		.03	(.17)	.01		(.05)
Total from investment operations	.15		.35	.13	.28		.01
Distributions to shareholders from net investment income	(.18)		(.34)	(.28)	(.27)		(.06)
Net asset value, end of period	$9.78		$9.81	$9.80	$9.95		$9.94
Total Return(d)							(.10	)%(e)(f)
Total Return(d)	1.53	%(e)	3.67%	1.36%	2.84%		.16	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.13	%(e)	.25%	.25%	.25	%†	.07	%(e)†
Expenses, excluding expense reductions and including expenses assumed	.14	%(e)	.27%	.27%	.26	%†	.07	%(e)†
Expenses, excluding expense reductions and expenses assumed	.73	%(e)	1.66%	1.42%	2.35	%†	2.47	%(e)†
Net investment income	1.82	%(e)	3.34%	3.01%	2.70	%†	.66	%(e)†
Supplemental Data:
Net assets, end of period (000)	$9,931		$7,234	$7,941	$6,360		$3,673
Portfolio turnover rate	11.17	%(e)	100.82%	42.10%	60.08%		107.99%

FINANCIAL INFORMATION

INTERMEDIATE TAX FREE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 3/31/2007		Year Ended 9/30				6/23/2003(a) to
	(unaudited)		2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.80		$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments							(.02)
Net asset value on SEC Effective Date, June 30, 2003							$9.98
Investment operations:
Net investment income(b)	.14		.26	.21	.20		.05
Net realized and unrealized gain (loss)	(.03)		.02	(.16)	—	(c)	(.05)
Total from investment operations	.11		.28	.05	.20		—
Distributions to shareholders from net investment income	(.14)		(.27)	(.20)	(.19)		(.05)
Net asset value, end of period	$9.77		$9.80	$9.79	$9.94		$9.93
Total Return(d)							(.20	)%(e)(f)
Total Return(d)	1.16	%(e)	2.92%	.55%	2.09%		.04	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.50	%(e)	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and including expenses assumed	.51	%(e)	1.02%	1.02%	1.01	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	1.07	%(e)	2.32%	2.11%	3.00	%†	2.64	%(e)†
Net investment income	1.47	%(e)	2.67%	2.15%	1.95	%†	.46	%(e)†
Supplemental Data:
Net assets, end of period (000)	$834		$848	$775	$311		$312
Portfolio turnover rate	11.17	%(e)	100.82%	42.10%	60.08%		107.99%

FINANCIAL INFORMATION

INTERMEDIATE TAX FREE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Six Months Ended 3/31/2007		Year Ended 9/30				6/23/2003(a) to
	(unaudited)		2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.80		$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments							(.02)
Net asset value on SEC Effective Date, June 30, 2003							$9.98
Investment operations:
Net investment income(b)	.14		.25	.23	.20		.05
Net realized and unrealized gain (loss)	(.03)		.03	(.17)	—	(c)	(.05)
Total from investment operations	.11		.28	.06	.20		—
Distributions to shareholders from net investment income	(.14)		(.27)	(.21)	(.19)		(.05)
Net asset value, end of period	$9.77		$9.80	$9.79	$9.94		$9.93
Total Return(d)							(.20	)%(e)(f)
Total Return(d)	1.16	%(e)	2.90%	.61%	2.05%		(.04	)%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.50	%(e)	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and including expenses assumed	.51	%(e)	1.02%	1.02%	1.01	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	1.07	%(e)	2.31%	2.06%	3.00	%†	2.64	%(e)†
Net investment income	1.46	%(e)	2.59%	2.28%	1.95	%†	.46	%(e)†
Supplemental Data:
Net assets, end of period (000)	$2,916		$2,784	$3,775	$3,297		$313
Portfolio turnover rate	11.17	%(e)	100.82%	42.10%	60.08%		107.99%

FINANCIAL INFORMATION

INTERMEDIATE TAX FREE FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class P Shares
	Six Months Ended 3/31/2007		Year Ended 9/30				6/23/2003(a) to
	(unaudited)		2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.81		$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments							(.01)
Net asset value on SEC Effective Date, June 30, 2003							$9.99
Investment operations:
Net investment income(b)	.17		.31	.28	.25		.06
Net realized and unrealized gain (loss)	(.03)		.02	(.17)	.01		(.05)
Total from investment operations	.14		.33	.11	.26		.01
Distributions to shareholders from net investment income	(.17)		(.32)	(.26)	(.25)		(.06)
Net asset value, end of period	$9.78		$9.81	$9.80	$9.95		$9.94
Total Return(d)							(.10	)%(e)(f)
Total Return(d)	1.44	%(e)	3.46%	1.16%	2.65%		.11	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.23	%(e)	.45%	.45%	.45	%†	.12	%(e)†
Expenses, excluding expense reductions and including expenses assumed	.24	%(e)	.47%	.47%	.46	%†	.12	%(e)†
Expenses, excluding expense reductions and expenses assumed	.80	%(e)	1.77%	1.50%	2.45	%†	2.49	%(e)†
Net investment income	1.74	%(e)	3.15%	2.83%	2.50	%†	.61	%(e)†
Supplemental Data:
Net assets, end of period (000)	$11		$11	$10	$10		$10
Portfolio turnover rate	11.17	%(e)	100.82%	42.10%	60.08%		107.99%

  †  The ratios have been determined on a Fund basis.

  (a)  Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Amount is less than $.01.

  (d)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (e)  Not annualized.

  (f)  Total return for the period 6/23/2003 through 6/30/2003.

  (g)  Total return for the period 6/30/2003 through 9/30/2003.

FINANCIAL INFORMATION

FLORIDA TAX FREE TRUST

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$4.75		$4.78		$4.82	$4.88	$4.97	$4.82
Investment operations:
Net investment income(a)	.10	(f)	.20		.20	.20	.21	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.03)		(.03)		(.03)	(.05)	(.09)	.15
Total from investment operations	.07		.17		.17	.15	.12	.38
Distributions to shareholders from net investment income	(.10)		(.20)		(.21)	(.21)	(.21)	(.23)
Net asset value, end of period	$4.72		$4.75		$4.78	$4.82	$4.88	$4.97
Total Return(b)	1.49	%(g)	3.70	%(d)	3.48%	3.13%	2.62%	8.10%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.40	%(g)	.75%		.76%	1.02%	1.04%	1.07%
Expenses, excluding expense reductions and including expenses assumed	.58	%(g)	1.01%		1.01%	1.15%	1.16%	1.20%
Expenses, excluding expense reductions and expenses assumed	.69	%(g)	1.28%		1.25%	1.15%	1.16%	1.20%
Net investment income	2.18	%(g)	4.30%		4.21%	4.24%	4.33%	4.74%
Supplemental Data:
Net assets, end of period (000)	$61,067		$64,392		$68,633	$72,995	$78,278	$84,325
Portfolio turnover rate	6.30	%(g)	42.91%		40.27%	68.15%	80.05%	75.89%

FINANCIAL INFORMATION

FLORIDA TAX FREE TRUST

FINANCIAL HIGHLIGHTS (concluded)

	Class C Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$4.76		$4.78		$4.83	$4.89	$4.98	$4.83
Investment operations:
Net investment income(a)	.09	(f)	.17		.17	.17	.18	.20
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.04)		(.02)		(.04)	(.05)	(.09)	.14
Total from investment operations	.05		.15		.13	.12	.09	.34
Distributions to shareholders from net investment income	(.08)		(.17)		(.18)	(.18)	(.18)	(.19)
Net asset value, end of period	$4.73		$4.76		$4.78	$4.83	$4.89	$4.98
Total Return(b)	1.15	%(g)	3.29	%(d)	2.65%	2.44%	1.97%	7.32%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.73	%(g)	1.40%		1.40%	1.67%	1.71%	1.73%
Expenses, excluding expense reductions and including expenses assumed	.91	%(g)	1.66%		1.65%	1.80%	1.83%	1.86%
Expenses, excluding expense reductions and expenses assumed	1.02	%(g)	1.91%		1.87%	1.80%	1.83%	1.86%
Net investment income	1.85	%(g)	3.65%		3.55%	3.59%	3.66%	4.08%
Supplemental Data:
Net assets, end of period (000)	$6,129		$6,231		$6,886	$5,924	$6,514	$5,927
Portfolio turnover rate	6.30	%(g)	42.91%		40.27%	68.15%	80.05%	75.89%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

GEORGIA TAX FREE TRUST

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.64		$5.66		$5.65	$5.63	$5.70	$5.44
Investment operations:
Net investment income(a)	.11		.22		.23	.23	.24	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	—	(c)	(.01)		.01	.02	(.06)	.26
Total from investment operations	.11		.21		.24	.25	.18	.49
Distributions to shareholders from: Net investment income	(.11)		(.23)		(.23)	(.23)	(.23)	(.23)
Net realized gain	—		—		—	—	(.02)	—
Total distributions	(.11)		(.23)		(.23)	(.23)	(.25)	(.23)
Net asset value, end of period	$5.64		$5.64		$5.66	$5.65	$5.63	$5.70
Total Return(b)	2.04	%(f)	3.77	%(d)	4.24%	4.54%	3.21%	9.27%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.29	%(f)	.44%		.61%	.67%	.68%	.69%
Expenses, excluding expense reductions and including expenses assumed	.43	%(f)	.63%		.72%	.75%	.78%	.79%
Expenses, excluding expense reductions and expenses assumed	.58	%(f)	1.08%		.72%	.75%	.78%	.79%
Net investment income	2.00	%(f)	3.99%		3.98%	4.14%	4.26%	4.24%
Supplemental Data:
Net assets, end of period (000)	$132,133		$118,819		$103,887	$89,480	$85,441	$69,836
Portfolio turnover rate	5.84	%(f)	36.93%		24.38%	20.25%	32.28%	36.18%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Not annualized.

FINANCIAL INFORMATION

MICHIGAN TAX FREE TRUST

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.26		$5.29		$5.32	$5.36	$5.43	$5.20
Investment operations:
Net investment income(a)	.11	(f)	.22		.22	.22	.23	.25
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	(.01)		(.03)		(.03)	(.04)	(.07)	.23
Total from investment operations	.10		.19		.19	.18	.16	.48
Distributions to shareholders from net investment income	(.11)		(.22)		(.22)	(.22)	(.23)	(.25)
Net asset value, end of period	$5.25		$5.26		$5.29	$5.32	$5.36	$5.43
Total Return(b)	1.93	%(g)	3.71	%(d)	3.60%	3.48%	3.16%	9.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.33	%(g)	.60%		.62%	.67%	.71%	.73%
Expenses, excluding expense reductions and including expenses assumed	.48	%(g)	.69%		.69%	.70%	.77%	.79%
Expenses, excluding expense reductions and expenses assumed	.48	%(g)	.76%		.69%	.70%	.77%	.79%
Net investment income	2.14	%(g)	4.23%		4.08%	4.19%	4.28%	4.77%
Supplemental Data:
Net assets, end of period (000)	$71,856		$73,056		$75,862	$73,290	$68,290	$58,632
Portfolio turnover rate	4.98	%(g)	48.13%		34.46%	34.21%	58.12%	45.09%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Interest expense is less than $.01.

  (g)  Not annualized.

FINANCIAL INFORMATION

PENNSYLVANIA TAX FREE TRUST

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 3/31/2007		Year Ended 9/30 (As Restated)
	(unaudited)		2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$5.24		$5.30		$5.28	$5.27	$5.37	$5.18
Investment operations:
Net investment income(a)	.11		.22		.22	.22	.23	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	—		—	(c)	—	—	—	—
Net realized and unrealized gain (loss)	—		(.06)		.02	.01	(.10)	.19
Total from investment operations	.11		.16		.24	.23	.13	.43
Distributions to shareholders from net investment income	(.11)		(.22)		(.22)	(.22)	(.23)	(.24)
Net asset value, end of period	$5.24		$5.24		$5.30	$5.28	$5.27	$5.37
Total Return(b)	2.11	%(f)	3.10	%(d)	4.57%	4.48%	2.52%	8.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.36	%(f)	.67%		.88%	.97%	.94%	1.08%
Expenses, excluding expense reductions and including expenses assumed	.52	%(f)	.86%		.96%	1.02%	1.00%	1.11%
Expenses, excluding expense reductions and expenses assumed	.63	%(f)	1.12%		1.00%	1.02%	1.00%	1.11%
Net investment income	2.13	%(f)	4.19%		4.06%	4.20%	4.37%	4.66%
Supplemental Data:
Net assets, end of period (000)	$95,853		$93,770		$97,069	$95,954	$99,280	$101,502
Portfolio turnover rate	5.69	%(f)	42.20%		20.59%	27.03%	28.95%	54.30%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Amount is less than $.01.

  (d)  The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

  (e)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

  (f)  Not annualized.

FINANCIAL INFORMATION

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.
By mail. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.LordAbbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (legally considered part of this Prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Intermediate Tax-Free Fund

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

LATFI-1

(9/07)

SEC File Numbers: 811-03942, 811-06418

LORD ABBETT

Statement of Additional Information	September 14, 2007

LORD ABBETT

MUNICIPAL INCOME FUND

MUNICIPAL INCOME TRUST

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.  This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Municipal Income Fund, Inc. (the “Income Fund”) and Lord Abbett Municipal Income Trust (the “Income Trust”) dated September 14, 2007.  Each Series of the Income Fund and Income Trust is referred to as a “Fund” or, collectively, the “Funds.”  One of the series of Income Trust, Lord Abbett High Yield Municipal Bond Fund, is described in a separate SAI.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Municipal Income Fund, Inc. was organized as a Maryland Corporation on December 27, 1983.  The Income Fund was formerly known as Lord Abbett Tax-Free Income Fund, Inc., and changed its name effective January 28, 2005. The Income Fund has 1,210,000,000 shares of authorized capital stock, $0.001 par value, consisting of the following ten series and classes: National Tax-Free Income Fund (“National Fund”), Class A, B, C, F, P, and  Y shares (but only Classes A, B, C, F, and P are offered herein); California Tax-Free Income Fund (“California Fund”) and New York Tax-Free Income Fund (“New York Fund”), Class A, C, F and P shares; Connecticut Tax-Free Income Fund (“Connecticut Fund”), Hawaii Tax-Free Income Fund (“Hawaii Fund”), Missouri Tax-Free Income Fund (“Missouri Fund”), and New Jersey Tax-Free Income Fund (“New Jersey Fund”), Class A, F, and P shares; Minnesota Tax-Free Income Fund (“Minnesota Fund”), Texas Tax-Free Income Fund (“Texas Fund”) and Washington Tax-Free Income Fund (“Washington Fund”), Class A and P shares.

Lord Abbett Municipal Income Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Statutory Trust on July 22, 2002 with an unlimited number of shares of beneficial interest authorized. The Income Trust was formerly known as Lord Abbett Tax-Free Income Trust, and changed its name effective December 30, 2004. The Income Trust consists of six series and classes, five of which are described in this SAI: Lord Abbett Intermediate Tax-Free Fund (“Intermediate Fund”) was formerly the Lord Abbett  Insured Intermediate Tax - Free Fund, and changed its name effective April 30, 2007, Class A, B, C, F, and P shares; Florida Series (“Florida Fund”), Class A, C, and P shares; Georgia Series (“Georgia Fund”) and Pennsylvania Series (“Pennsylvania Fund”), Class A, F and P shares; and Michigan Series (“Michigan Fund”), Class A and P shares.

Each Fund of the Income Fund and the Income Trust is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), except for the National and Intermediate Funds, which are diversified, open-end management investment companies.  Class P shares are neither offered to the general public nor available in all states.  The National Fund’s Class Y shares are described in a separate statement of additional information.

2.

Investment Policies

Fundamental Investment Restrictions. Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).

Each Fund may not:

(1)         borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

(2)         pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund’s investment policies as permitted by applicable law);

(3)         engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)         make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)         buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or

2

commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering  as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)         with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7)         invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

(8)         issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by its Boards of Directors/Trustees (collectively the “Boards”) without shareholder approval.

Each Fund may not:

(1)                                  make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)                                  invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”) determined by Lord Abbett to be liquid, subject to the oversight of the Boards;

(3)                                  invest in securities issued by other investment companies, except to the extent permitted by applicable law;

(4)                                  invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund’s total assets (included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock  Exchange or a major foreign exchange);

(5)                                  invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

(6)                                  write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted  in the Fund’s Prospectus and SAI, as they may be amended from time to time or;

(7)                                  buy from or sell to any of the Income Fund’s or Income Trust’s officers, directors, trustees, employees, or each Fund’s investment adviser or any of the adviser’s officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

Portfolio Turnover Rate.  For the fiscal years ended September 30, 2006 and September 30, 2005, the portfolio turnover rates for the Funds were as follows:

3

Fund	2006	2005
National Fund	72.24%	118.31%
California Fund	47.86%	42.23%
Connecticut Fund	31.96%	9.72%
Hawaii Fund	38.26%	18.22%
Minnesota Fund	24.81%	17.42%
Missouri Fund	27.30%	25.49%
New Jersey Fund	28.99%	28.46%
New York Fund	69.19%	57.03%
Texas Fund	35.35%	44.94%
Washington Fund	25.37%	33.35%
Intermediate Fund	100.82%	42.10%
Florida Fund	42.91%	40.27%
Georgia Fund	36.93%	24.38%
Michigan Fund	48.13%	34.46%
Pennsylvania Fund	42.20%	20.59%

During the 2006 fiscal year, the Intermediate Fund’s portfolio turnover rate was higher than its normally expected rate, due to its sale of certain securities believed to have exceeded their estimated economic value.

Additional Information on Portfolio Risks, Investments and Techniques.  This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.  In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds.  While some of these techniques involve risk when used independently, the Funds intend to use them to reduce risk and volatility in their portfolios.

Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Futures Contracts and Options on Futures Contracts.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bonafide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•                 While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•                 Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•                 While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

4

•                 The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•                 Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•                 As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•                 Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

High-Yield or Lower-Rated Debt Securities.  Each Fund (other than the National Fund) may invest up to 20% of its assets in high-yield debt securities. The National Fund may invest up to 35% of its assets in high-yield debt securities.  High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                 have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•                 tend to be less sensitive to interest rate changes; and

•                 pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, each Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•                 Domestic and foreign securities that are not readily marketable.

•                 Certain municipal leases and participation interests.

•                 Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                 Certain structured securities and all swap transactions.

•            Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security.  Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment

5

from the other party, upon the occurrence of specified credit events.  Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate.  If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.  A swaption is an option to enter into a swap agreement.  Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return.  The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Investment Companies.  Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act.  These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of any Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.  Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.  Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Non-Investment Grade Municipal Bonds.  Non-investment grade municipal bonds and unrated municipal bonds of comparable credit quality (commonly known as “high yield” or “junk” bonds) may be highly speculative and have poor prospects for reaching investment grade standing.  Non-investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default.  These securities may be subject to greater price volatility due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.  As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities.  In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.  Because of the lack of sufficient market liquidity, a Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price.  These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments.  A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of a lower rated securities in its portfolio.

Municipal Bonds.  In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities.  Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.  They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.  In addition, the term “municipal bonds” includes certain types of “private activity” bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water

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supply, gas, electricity, or sewerage or solid waste disposal.  Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities.  The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue bonds.” General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest.  The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Private activity bonds, are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality.  The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities.  There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

In addition, municipal bonds include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Funds would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal bonds may also be in the form of a tender option bond, which is a municipal bond (generally held pursuant to a custodial agreement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Funds will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of the municipal bonds which they undertake to rate.  It should be emphasized, however, that such ratings are general and are not absolute standards of quality.  Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs).  SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default.

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Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Residual Interest Bonds.  Each Fund may acquire up to 20% of its net assets in residual interest bonds (“RIBs”) (also known as “inverse floaters”) to enhance income and manage portfolio duration.  RIBs are issued by tender option bond trusts (“trusts”) that are established by a third party sponsor in connection with the transfer of municipal bonds to the trusts.  In addition to RIBs, these trusts typically issue short-term floating rate certificates or notes which are usually sold to money market funds (“floating rate notes”).  A RIB is a type of “derivative” debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note.  Because changes in the interest rate on the note inversely affect the interest paid on the RIB, the value and income of a RIB is generally more volatile than the value and income of a fixed rate municipal bond.  RIBs have interest rate adjustment formulas which generally reduce or eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall.  The value of RIBs also falls faster than the value of fixed rate municipal bonds when interest rates rise, and conversely, their value rises more rapidly when interest rates fall.  RIBs have varying degrees of liquidity, and the market for these securities is relatively volatile.  RIBs tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but tend to outperform that market when long-term interest rates decline.

Each Fund may acquire RIBs issued by trusts that have been established by a transfer of municipal bonds by the Fund or an agent on behalf of the Fund. Such transfers do not qualify for sale treatment under Statement of Financial Accounting Standard No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;” therefore, the municipal bonds deposited into such trusts are presented in the Funds’ schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Interest income from the underlying bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a trust are reported as expenses of the Fund involved. The floating rate trust certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the trust for redemption at par at each reset date. The RIBs held by a Fund provide the Fund the right to (1) cause the holders of a proportional share of floating rate trust certificates to tender their certificates at par and (2) transfer a corresponding share of the municipal bonds from the trust to the Fund.

Structured Securities.    Each Fund may invest in structured securities.  Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  The Funds typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.  These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  A Fund could lose more than the principal amount invested.

Options on Securities.  Each Fund may purchase and write put and call options on securities or securities indices that are traded on national securities exchanges or over-the-counter (“ OTC”).  A “call option” is a contract sold for a price giving its

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holder the right to buy a specific amount of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.  Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities.  During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.  A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.  Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund’s portfolio securities, the Fund may incur losses.  The use of options can also increase a Fund’s transaction costs. OTC options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.   Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remain constant, or if the spread moves in a direction or to an extent which was not anticipated.

Temporary Defensive Investments. As described in the Prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive investments in taxable securities will be limited to 20% of a Fund’s assets.  Temporary defensive securities include:

•                  Short-Term Tax-Exempt Securities. The tax-exempt securities in which each Fund invests are municipal bonds, the interest on which is exempt from federal income tax and may be exempt from its state’s and, in the case of the New York Fund, New York City personal income tax.

•                  Obligations of the U.S. Government and its agencies and instrumentalities.  U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury.  These securities include Treasury bills, notes and bonds.

•                  Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

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When-Issued Municipal Bonds. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment (“settlement”) normally taking place approximately one month after the purchase date.  However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date.  During the period between purchase and settlement, each Fund’s assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.  While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.   Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

As the buyer of these types of securities, a Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund involved may not receive any return on its investment.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return.

Investments in these securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide their portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.LordAbbett.com or otherwise.  The exceptions are as follows:

1.               The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.               The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

3.               The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Funds’ officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies,

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or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information. However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings.

In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund’s portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio -related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Fund that have investment objectives and requirements that may be substantially similar to the Fund’s.  Such clients also may have portfolios consisting of holdings substantially similar to the Fund’s holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against the Fund based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition,  Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice.  To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Funds’ Portfolio Information Recipients.  Attached as Appendix C is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.

Management of the Funds

The Board of the Income Fund is responsible for the management of the business and affairs of the Income Fund in accordance with the law of the State of Maryland; the Board of the Income Trust is responsible for the management of the business and affairs of the Income Trust in accordance with the law of the State of Delaware.  Each Board appoints officers who are responsible for the day-to-day operations of the Income Fund and Income Trust and who execute policies authorized by the Boards.  As discussed in the Funds’ Semiannual Report to shareholders, the Board also approves an investment adviser to the Income Fund and Income Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Director/Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Income Fund’s and Income Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the investment adviser of the Income Fund and Income Trust.

Interested Directors/Trustees

The following Directors/Trustees are Partners of Lord Abbett and are “interested persons” of the Funds as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund/Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989; Trustee since 1991 and Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director/Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors/Trustees

The following independent or outside Directors/Trustees (“Independent Directors/Trustees”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund/Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director/Trustee since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network  (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc.  (1991-1997).

Currently serves as director of Crane Co.; and Huttig Building Products Inc.

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Name, Address and Year of Birth	Current Position Length of Service with Fund/Trust	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director/Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director/Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).

Currently serves as director of WellPoint, Inc. and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank
(1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982 Trustee since 1991	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

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Officers

None of the officers listed below have received compensation from the Income Fund or Income Trust.  All of the officers of the Income Fund and Income Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund/Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Peter Scott Smith (1966)	Executive Vice President	Elected in 2000	Investment Manager, joined Lord Abbett in 1992.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006

Director of Municipal Bond Management, joined Lord Abbett in 2006; formerly a Vice President and Portfolio Manager at Nuveen Investments (1991- 1993 and 2003 - 2006) prior thereto Principal and Portfolio Manager at Vanguard Group from (1999 - 2003).

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2005	Chief Compliance Officer, joined Lord Abbett in 2001.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Robert I. Gerber (1954)	Vice President	Elected in 2006	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

14

Name and Year of Birth	Current Position with Fund/Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of each Board of Directors/Trustees are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

Each Audit Committee is composed wholly of Directors/Trustees who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and Tullis.  The Audit Committee provides assistance to the Board of Directors/Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken.  The Audit Committee meets quarterly and during the past fiscal year met five times.

Each Proxy Committee is composed of at least two Directors/Trustees who are not “interested persons” of the Funds, and also may include one or more Directors/Trustees who are partners or employees of Lord Abbett.  The current members of the Proxy Committee are three Independent Directors/Trustees: Messrs. Bush and Neff and Ms. Hill.  The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.  During the past fiscal year, the Proxy Committee met twice.

Each Nominating and Governance Committee is composed of all the Directors/Trustees who are not “interested persons” of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors/Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met four times.  The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by a Fund’s shareholders to serve as an Independent Director/Trustee.  A shareholder who would like to recommend a candidate may write to the applicable Fund.

Each Contracts Committee consists of all Directors/Trustees who are not “interested persons” of the Funds.  The Contracts Committee conducts much of the factual inquiry undertaken by the Directors/Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contracts Committee held one formal meeting during the last fiscal year; in addition members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

15

Compensation Disclosure

The following table summarizes the compensation for the Directors/Trustees for the Income Fund and Income Trust  and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Income Fund for independent Directors/Trustees.   The third column of the following table sets forth the compensation accrued by the Income Trust for independent Directors/Trustees.  The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent Directors/Trustees, and amounts payable but deferred at the option of the Director/Trustee.  No Director/Trustee of the Funds associated with Lord Abbett, and no officer of the Funds, received any compensation from the Funds for acting as a director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended September 30, 2006 Aggregate Compensation Accrued by the Income Fund (1)	For the Fiscal Year Ended September 30, 2006 Aggregate Compensation Accrued by the Income Trust (1)	For the Year Ended December 31, 2006 Total Compensation Paid by the Income Fund, Income Trust, and Twelve Other Lord Abbett-sponsored funds(2)

E. Thayer Bigelow	$5,430	$3,449	$201,877
William H.T. Bush	$5,122	$3,250	$187,877
Robert B. Calhoun, Jr.	$5,572	$3,656	$209,877
Julie A. Hill	$5,225	$3,321	$191,877
Franklin W. Hobbs	$5,216	$3,333	$191,877
C. Alan MacDonald*	$2,644	$1,418	$41,585
Thomas J. Neff	$4,866	$3,139	$185,877
James L.L. Tullis**	$2,873	$2,046	$152,748

*                 Mr. MacDonald retired effective March 31, 2006.

**          Mr. Tullis became a Director/Trustee of the Income Fund and Income Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

(1)          Independent Director/Trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund.  A portion of the fees payable by the Funds to the Independent Directors/Trustees may be deferred at the option of a Director/Trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors/Trustees.  In addition, $25,000 of each Director/Trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $666, $1,190, $5,572 $2,005, $5,216, $324, $4,866 and $1,609, respectively.  Of the amounts shown in the third column, the total deferred amounts for the Trustees are $444, $779, $3,656, $1,275, $3,333, $187, $3,139 and $1,160, respectively.

(2)          The fourth column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director/Trustee in each Fund and other Lord Abbett-sponsored funds as of December 31, 2006.  The amounts shown include deferred compensation to the Directors/Trustees deemed invested in Fund shares.  The amounts ultimately received by the Directors/Trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.

Name of Fund	Robert S. Dow	E. Thayer Bigelow	William H.T. Bush	Robert B. Calhoun, Jr.

National	None	$10,001-$50,000	$1-$10,000	$10,001-$50,000
California	None	$10,001-$50,000	$1-$10,000	$1-$10,000
Connecticut	None	$1-$10,000	$1-$10,000	$1-$10,000
Hawaii	None	$1-$10,000	$1-$10,000	$1-$10,000

16

Name of Fund	Robert S. Dow	E. Thayer Bigelow	William H.T. Bush	Robert B. Calhoun, Jr.

Minnesota	None	$1-$10,000	$1-$10,000	$1-$10,000
Missouri	None	$1-$10,000	$1-$10,000	$1-$10,000
New Jersey	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
New York	None	$10,001-$50,000	$1-$10,000	$1-$10,000
Texas	None	$1-$10,000	$1-$10,000	$1-$10,000
Washington	None	$1-$10,000	$1-$10,000	$1-$10,000
Intermediate	None	$1-$10,000	$1-$10,000	$1-$10,000
Florida	None	$1-$10,000	$1-$10,000	$1-$10,000
Georgia	None	$1-$10,000	$1-$10,000	$1-$10,000
Michigan	None	$1-$10,000	$1-$10,000	$1-$10,000
Pennsylvania	None	$1-$10,000	$1-$10,000	$1-$10,000

Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Name of Fund	Daria L. Foster	Julie A. Hill	Franklin W. Hobbs	Thomas J. Neff	James L.L. Tullis

National	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$1-$10,000
California	None	$1-$10,000	$1-$10,000	$50,001-$100,00	$1-$10,000
Connecticut	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Hawaii	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Minnesota	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Missouri	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
New Jersey	None	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000
New York	Over $100,000	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000
Texas	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Washington	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Intermediate	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Florida	None	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000
Georgia	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Michigan	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Pennsylvania	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund’s and Income Trust’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing.  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a

17

director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to the Lord Abbett-sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix D.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.LordAbbett.com.

4.

Control Persons and Principal Holders of Securities

As of August 17, 2007, the Fund’s officers and Directors, as a group, owned less than 1% of each class of the Fund’s outstanding shares. It is anticipated that when the Class F, R2, and R3 shares commence operations Lord Abbett will own 100% of these outstanding shares.  It is also anticipated that over time this percentage will decrease. As of August 17, 2007, to the best of our knowledge, the following record holders owned more than 5% of the Fund’s outstanding Class A, B, C, or P shares:

National Fund

Edward Jones & Co.	Class A:	38.92%
201 Progress Pkwy	Class B:	30.90%
Maryland Hts, MO 63043-3009	Class C:	12.66%

Citigroup Global Markets Inc.	Class A:	5.36%
333 West 34th Street – 3rd Floor	Class B:	5.35%
New York, NJ 10001-2402	Class C:	10.12%

MLPF&S	Class A:	5.51%
for the Sole Benefit of its Customers	Class B:	29.40%
4800 Deer Lake Dr. E. Fl. 3	Class C:	41.66%
Jacksonville, FL 32246-6484

California Fund

Edward Jones & Co.	Class A:	17.17%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	11.88%
333 West 34th Street – 3rd Floor	Class C:	14.09%
New York, NY 10001-2402

MLPF&S	Class A:	5.25%
for the Sole Benefit of its Customers	Class C:	49.53%
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

18

Morgan Stanley DW	Class A:	11.73%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311-3907

Connecticut Fund

Edward Jones & Co.	Class A:	8.50%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	18.58%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

MLPF&S	Class A:	12.92%
for the Sole Benefit of its Customers
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Hawaii Fund

Edward Jones & Co.	Class A:	12.87%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	13.03%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

MLPF&S	Class A:	16.37%
for the Sole Benefit of its Customers
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Morgan Stanley DW	Class A:	24.60%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311-3907

Minnesota Fund

Edward Jones & Co.	Class A:	59.11%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

MLPF&S	Class A:	5.46%
for the Sole Benefit of its Customers
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Missouri Fund

Edward Jones & Co.	Class A:	63.08%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

19

New Jersey Fund

Citigroup Global Markets Inc.	Class A:	10.26%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

MLPF&S	Class A:	12.17%
for the Sole Benefit of its Customers
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

New York Fund

Citigroup Global Markets Inc.	Class A:	12.39%
333 West 34th Street – 3rd Floor	Class C:	21.73%
New York, NY 10001-2402

MLPF&S	Class A:	11.68%
for the Sole Benefit of its Customers	Class C:	48.77%
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Texas Fund

Edward Jones & Co.	Class A:	50.78%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Washington Fund

Edward Jones & Co.	Class A:	36.88%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	9.51%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

MLPF&S	Class A:	8.57%
for the Sole Benefit of its Customers
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Morgan Stanley DW	Class A:	6.62%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311-3907

Intermediate Fund

AG Edwards & Sons Inc.	Class B	5.42%
1N Jefferson Ave
Saint Louis, MO 63103-2287

Edward Jones & Co.	Class A:	31.53%
201 Progress Pkwy	Class B:	14.25%
Maryland Hts, MO 63043-3009

20

MLPF&S	Class A:	45.05%
for the Sole Benefit of its Customers	Class B:	38.10%
4800 Deer Lake Dr. E. Fl. 3	Class C:	62.26%
Jacksonville, FL 32246-6484

UBS Financial Services Inc.	Class B:	9.63%
9508 Casa Grande Dr.
Waco, TX 76712-6481

UBS Financial Services Inc.	Class C:	6.90%
PO Box 483
Bloomfield, MI 48303-0483

Lord Abbett & Co. LLC	Class P:	99.55%
90 Hudson Street
Jersey City, NJ 07302-3900

Florida Fund

Edward Jones & Co.	Class A:	15.09%
201 Progress Pkwy	Class C:	5.69%
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	16.31%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

MLPF&S	Class A:	8.41%
for the Sole Benefit of its Customers	Class C:	33.93%
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

UBS Financial Services Inc.	Class C:	7.64%
Oak Hill Farms
4450 Maple Ln
Allison Park, PA 15101-2618

UBS Financial Services Inc.	Class C:	14.43%
812 Grandview Avenue
Suite 2B
Pittsburgh, PA 15211-1466

Georgia Fund

Edward Jones & Co.	Class A:	55.74%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	6.08%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

MLPF&S
for the Sole Benefit of its Customers	Class A:	10.56%
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

21

Michigan Fund

Edward Jones & Co.	Class A:	47.50%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	7.12%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

Pennsylvania Fund

Edward Jones & Co.	Class A:	12.63%
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	5.30%
333 West 34th Street – 3rd Floor
New York, NY 10001-2402

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of August 17, 2007, to the best of our knowledge, the following record holders held 25% or more the Funds’ outstanding shares:

Edward Jones

201 Progress Hts,
Maryland Hts, MO 63043-3009

Georgia Fund	55.80%
Intermediate Fund	30.66%
Michigan Fund	47.63%
Minnesota Fund	59.20%
Missouri Fund	63.05%
National Fund	35.75%
Texas Fund	50.51%
Washington Fund	36.19%

MLPF&S
for the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

Intermediate Tax Free	61.57%

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Income Fund’s and Income Trust’s investment adviser.  The following partners of Lord Abbett are also officers and/or Directors/Trustees of the Funds: Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan and A. Edward Oberhaus, III.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers and Directors/Trustees of the Funds.  The other partners of Lord Abbett are: Robert J. Ball, Bruce L. Bartlett, Michael Brooks, Zane E. Brown, Patrick Browne, John F. Corr, John J. DiChiaro, Sholom Dinsky, Milton Ezrati,

22

Robert P. Fetch, Daniel H. Frascarelli, Kenneth G. Fuller, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda C. Hughes, Ellen G. Itskovitz, Jerald M. Lanzotti, Richard C. Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent J. McBride, Paul L. McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Walter H. Prahl, Michael L. Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard D. Sieling, Michael T. Smith,  Jarrod R. Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde and Marion Zapolin.  The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund and Income Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month as stated below.  For the National Fund, New York Fund, California Fund, Intermediate Fund, and Florida Fund, this fee is allocated among the classes based on the classes’ proportionate share of such average daily net assets.

Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The fee is calculated daily and payable monthly. The management fee for each Fund except the Intermediate Fund is calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on average daily net assets over $2 billion.

Lord Abbett is entitled to an annual management fee based on the Intermediate Fund’s average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on average daily net assets over $5 billion.

For the period from October 1, 2006 through January 31, 2008, Lord Abbett contractually agreed to reimburse a portion of each Fund’s expenses  (excluding interest and related expenses associated with the Fund’s investments in residual interest bonds) so that each Fund’s Net Expenses (with the exception of the Intermediate Fund) do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, 0.70% of average daily net assets for Class F shares, and 1.05% of average daily net assets for Class P shares.

For the period from October 1, 2006 through January 31, 2008, Lord Abbett contractually agreed to reimburse a portion of the Intermediate Fund’s expenses so that the Fund’s Total Annual Operating Expenses do not exceed an aggregate annualized rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, 0.10% of average daily net assets for Class F shares, and 0.45% of average daily net assets for Class P shares.

Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of the Fund.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’/Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders insurance premiums, and other expenses connected with executing portfolio transactions.

As of September 30, 2006, other expenses reimbursed by Lord Abbett and not repaid were $8, $5,472, $403,121, $197,886, $610,328, $153,337, $731,445, $107,930, $160,806, $196,307, $502,691, $48,925, and $247,047 for the National Fund, California Fund, Connecticut Fund, Hawaii Fund, Missouri Fund,  New Jersey Fund, New York Fund, Texas Fund, Intermediate Fund, Florida Fund, Georgia Fund, Michigan Fund, and Pennsylvania Fund, respectively.

As of September 30, 2005, other expenses reimbursed by Lord Abbett and not repaid were $48,640, $160,459, $431,469, $424,538, $17,517, $119,478, $187,319, and $37,454 for the National Fund, Connecticut Fund, Missouri Fund, New York Fund, Texas Fund, Intermediate Fund, Florida Fund, and Pennsylvania Fund, respectively.  As of September 30, 2004, other expenses reimbursed by Lord Abbett and not repaid were $208,299, $131,074 and $117,492 for the National Fund, New York Fund, and Intermediate Fund, respectively.

23

	Year Ended September 30, 2006
FUND	Gross Management Fees	Management Fees Waived	Net Management Fees

National	$2,556,940	—	$2,556,940
California	$796,993	—	$796,993
Connecticut	$415,276	—	$415,276
Hawaii	$371,919	—	$371,919
Minnesota	$206,632	—	$206,632
Missouri	$717,144	—	$717,144
New Jersey	$599,958	—	$599,958
New York	$1,082,386	—	$1,082,386
Texas	$350,335	—	$350,335
Washington	$205,813	—	$205,813
Intermediate	$47,543	$(47,543)	—
Florida	$326,419	—	$326,419
Georgia	$489,108	—	$489,108
Michigan	$332,498	—	$332,498
Pennsylvania	$427,724	—	$427,724

	Year Ended September 30, 2005
FUND	Gross Management Fees	Management Fees Waived	Net Management Fees

National	$2,593,332	—	$2,593,332
California	$810,980	—	$810,980
Connecticut	$409,866	—	$409,866
Hawaii	$323,215	—	$323,215
Minnesota	$182,114	—	$182,114
Missouri	$717,448	—	$717,448
New Jersey	$631,825	—	$631,825
New York	$1,113,906	—	$1,113,906
Texas	$344,093	—	$344,093
Washington	$217,195	—	$217,195
Intermediate	$43,143	$(43,143)	—
Florida	$347,491	—	$347,491
Georgia	$425,450	—	$425,450
Michigan	$337,568	—	$337,568
Pennsylvania	$441,369	—	$441,369

	Year Ended September 30, 2004
FUND	Gross Management Fees	Management Fees Waived	Net Management Fees

National	$2,985,227	—	$2,985,227
California	$932,702	—	$932,702
Connecticut	$460,945	—	$460,945
Hawaii	$355,951	—	$355,951
Minnesota	$192,502	—	$192,502
Missouri	$769,399	—	$769,399
New Jersey	$732,373	—	$732,373
New York	$1,270,689	—	$1,270,689

24

	Year Ended September 30, 2004
FUND	Gross Management Fees	Management Fees Waived	Net Management Fees

Texas	$390,071	—	$390,071
Washington	$250,845	—	$250,845
Intermediate	$32,493	$(32,493)	—
Florida	$411,289	—	$411,289
Georgia	$442,203	—	$442,203
Michigan	$358,606	—	$358,606
Pennsylvania	$487,733	—	$487,733

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

The administrative services fees paid to Lord Abbett by each Fund for the fiscal years ended September 30th are as follows:

Fund	2006	2005	2004

National	$227,283	$230,518	$238,818
California	$70,844	$72,087	$74,616
Connecticut	$36,914	$36,432	$36,876
Hawaii	$33,060	$28,730	$28,476
Minnesota	$18,367	$16,188	$15,400
Missouri	$63,746	$63,773	$61,552
New Jersey	$53,330	$56,162	$58,590
New York	$96,212	$99,014	$101,655
Texas	$31,141	$30,586	$31,206
Washington	$18,294	$19,306	$20,068
Intermediate	$4,754	$4,314	$2,888
Florida	$29,015	$30,888	$32,903
Georgia	$43,476	$37,818	$35,376
Michigan	$29,555	$30,006	$28,688
Pennsylvania	$38,020	$39,233	$39,019

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Daniel S. Solender heads the investment management team and Peter Scott Smith is a senior team member.  Messrs. Solender and Smith are primarily and jointly responsible for the day-to-day management of these Funds.

The following table indicates for each Fund as of September 30, 2006, unless otherwise indicated:  (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown

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below are approximate.)

Other Accounts Managed(1) (# and Total Assets)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

California Tax Free Fund	Daniel S. Solender	15 / $2,915.4	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,469.0	0 / $0.0	0 / $0.0
Connecticut Tax Free Fund	Daniel S. Solender	15 / $2,994.4	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,505.4	0 / $0.0	0 / $0.0
Hawaii Tax Free Fund	Daniel S. Solender	15 / $2,999.6	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,536.9	0 / $0.0	0 / $0.0
Minnesota Tax Free Fund	Daniel S. Solender	15 / $3,041.3	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,581.7	0 / $0.0	0 / $0.0
Missouri Tax Free Fund	Daniel S. Solender	15 / $2,931.4	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,478.1	0 / $0.0	0 / $0.0
National Tax Free Fund	Daniel S. Solender	15 / $2,518.8	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,050.6	0 / $0.0	0 / $0.0
New Jersey Tax Free Fund	Daniel S. Solender	15 / $2,960.2	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,504.7	0 / $0.0	0 / $0.0
New York Tax Free Fund	Daniel S. Solender	15 / $2,842.0	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,371.1	0 / $0.0	0 / $0.0
Texas Tax Free Fund	Daniel S. Solender	15 / $3,012.1	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,564.7	0 / $0.0	0 / $0.0
Washington Tax Free Fund	Daniel S. Solender	15 / $3,046.8	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,594.7	0 / $0.0	0 / $0.0
Intermediate Tax Free Fund	Daniel S. Solender	15 / $3,080.1	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,622.2	0 / $0.0	0 / $0.0
Florida Tax Free Trust	Daniel S. Solender	15 / $3,020.5	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,571.2	0 / $0.0	0 / $0.0
Georgia Tax Free Trust	Daniel S. Solender	15 / $2,972.3	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,502.0	0 / $0.0	0 / $0.0
Michigan Tax Free Trust	Daniel S. Solender	15 / $3,018.0	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,565.7	0 / $0.0	0 / $0.0
Pennsylvania Tax Free Trust	Daniel S. Solender	15 / $2,997.2	0 / $0.0	6,056 / $4,246.3
	Peter Scott Smith*	15 / $3,541.7	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

* The assets under management for Mr. Smith have been calculated as of June 29, 2007.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of

26

investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions.  The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and jointly responsible for the day-to-day management of that Fund, as of September 30, 2006, unless otherwise indicated.  This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
New Jersey Tax Free Fund	Daniel S. Solender		X
	Peter Scott Smith*		X

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Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
All Other Funds in Municipal Income Fund and Trust	Daniel S. Solender Peter Scott Smith*	X X

* The holdings for Mr. Smith have been calculated as of July 3, 2007.

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West. 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity.  Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

6.

Brokerage Allocations and Other Practices

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute each Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.  Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities.  Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time.  Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant.  Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price.  Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio.  In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such

28

as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

During the fiscal years ending September 30, 2006, 2005, and 2004, the Income Fund paid $15,142.29, $0, and $0 commissions on transactions of securities to independent dealers.  During the fiscal years ending September 30, 2006, 2005, and 2004, the Income Trust paid $11,032.41, $0, and $0 commissions on transactions of securities to independent dealers.

7.

Classes of Shares

Each Fund offers investors different classes of shares as described in this SAI.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, Rule 18f-2 exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

Each Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Income Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Directors/Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of a Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund’s outstanding shares and entitled to vote at the meeting. The Income Fund’s By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Shareholder Liability.  Delaware law provides that Income Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations.  The courts of some states, however, may decline to apply Delaware law on this point.  The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Income Trust and requires that a disclaimer be given in each contract entered into or executed by the Income Trust.  The Declaration provides for indemnification out of the Income Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Income Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Income Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Income Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume

29

the Income Trust’s registration statement.  In addition, the Trustees may, without shareholder vote, cause the Income Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Income Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Income Trust.

Class A Shares.  If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million  or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.”   If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you bought them, you may pay a contingent deferred sales charge (“CDSC”) of 1%. Class A shares are subject to service and distribution fees at an annual rate of 0.20% of the average daily net asset value of the Class A shares. The Class A Plans of Michigan Fund, Minnesota Fund and Washington Fund will not go into effect until the quarter subsequent to the net assets of each Fund’s Class A shares reaching $100 million. As of the date hereof, the net assets of each Fund’s Class A shares had not reached $100 million.  Other potential fees and expenses related to Class A shares are described in the Funds’ Prospectus and below.

Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. Other potential fees and expenses related to Class B shares are described in the Funds’ Prospectus and below.

Conversions of Class B Shares.  The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law.  If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.

Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at a blended rate calculated based on (1) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more.  All Class C shareholders of the Fund will bear service and distribution fees at the same rate. Other potential fees and expenses related to Class C shares are described in the Funds’ Prospectus and below.

Class F Shares.  If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares.  Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.  Other potential fees and expenses related to Class F shares are described in the Fund’s Prospectus and below.

Class P Shares.  If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class P shares are subject to service and distribution fees at an annual rate of 0.45 of 1% of the average daily net asset value of the Class P shares.  Class P shares are offered only on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans.  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs, except as described in the sections “Retirement and Benefit Plan Investors” and “Fee-Based Program Investors” in the Funds’ Prospectus.

30

Rule 12b-1 Plan

Class A, B, C, F and P.  The Funds have adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Funds’ classes offered in this SAI (the “Plan”). The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors.  The Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares.  These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to Authorized Institutions in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares; (b) providing continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the Shares; and (c) otherwise rendering service to the Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Shares.  In adopting the Plan and in approving its continuance, the Boards have concluded that there is a reasonable likelihood that the Plan will benefit each class and its shareholders.  The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case.  The Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds.  These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities.  Lord Abbett Distributor also uses amounts received under the Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, and Class F shares, 1.00%; however, the Board has approved payments of 0.20% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares, 0.10% for Class F shares, and 0.45% for Class P shares. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plan with respect to Class A shares for the fiscal year ended September 30, 2006 were: National Fund — $1,710,936; California Fund — $568,407; Connecticut Fund — $322,993; Hawaii Fund — $285,672; Minnesota Fund — $0; Missouri Fund — $557,779; New Jersey Fund — $466,449; New York Fund — $770,278; Texas Fund — $270,451; Washington Fund —  $0; Intermediate Fund — $26,760; Florida Fund — $245,002; Georgia Fund — $309,367; Michigan Fund — $0; and Pennsylvania Fund — $298,392.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plan with respect to Class B shares for the fiscal year ended September 30, 2006 were:  National Fund —  $292,178 and Intermediate Fund — $7,964.

The amounts by each Fund to Lord Abbett Distributor pursuant to the Plan with respect to Class C shares for the fiscal year ended September 30, 2006 were: National Fund — $423,134; California Fund — $147,077; New York Fund — $151,211; Intermediate Fund — $34,331; and Florida — $65,502.

The amount paid by the Intermediate Fund to Lord Abbett Distributor pursuant to the Plan with respect to Class P shares for the fiscal year ended September 30, 2006 was $48.

Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the Plan.

The Plan will not go into effect with respect to Class A shares of each of the Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund reaching $100 million. During the quarter ended September 30, 2005, the net assets of Georgia Fund reached $100 million.

The Plan requires the Boards to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Boards reasonably request to enable them to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Income Fund or Income Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Directors/Trustees”), cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors/Trustees, including a majority of the Outside Directors/Trustees.  As long as the Plan is in effect, the selection or nomination of Outside Directors/Trustees is committed to the discretion of the Outside Directors/Trustees.

31

One Director/Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plan.  Mr. Neff, an Independent Director/Trustee of the Funds, also is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the Plan of the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2006, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $417,006 from all of the Lord Abbett-sponsored funds in the aggregate.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.  The Plan terminates automatically if it is assigned.  In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Directors/Trustees or by vote of a majority of the outstanding voting securities of such class.

CDSC.  A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the net asset value of the shares at the time of the redemption or the net asset value when the shares were originally purchased, and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.  In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.  In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares.  If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.”   If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you bought them you may pay a CDSC of 1%.

Class B Shares (National and Intermediate Funds only).  As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National or Intermediate Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds.  The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC Redemptions (As % of Amount Subject to Charge)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase.  All purchases are

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considered to have been made on the business day on which the purchase order was accepted.

Class C Shares (National Fund, New York Fund, California Fund, Intermediate Fund, and Florida Fund only).  As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

General.  The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, B, and C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F and P shares; however, Financial Intermediaries may charge additional fees or commissions other than those disclosed in the Prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the Prospectus.  You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors.  With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.  With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder.  In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds.  In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares); and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose?  Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser.  A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time.  The most important factors are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we

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have made some assumptions using a hypothetical investment in a Fund.  We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return).  Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase.  The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different.  The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.  If you are considering an investment through a Retirement and Benefit Plan (available through certain Financial Intermediaries as Class A or P, share investments), or a Fee-Based Program (available through certain Financial Intermediaries as Class A, F, or P share investments), you should discuss with your Financial Intermediary which class of shares is available to you and makes the most sense as an appropriate investment.   Please see “Other Information About Retirement and Benefit Plans and Fee-Based Programs” in the Fund’s Prospectus.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or C shares for which no initial sales charge is paid.  Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term.  If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become.  This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases.  You should discuss this with your financial advisor.

Investing for the Longer Term.   If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000.  If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You?  Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F or P shareholders.  Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year).   See “Systematic Withdrawal Plan” under “Services for Fund Investors” in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B  and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

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How Do Payments Affect My Broker?  A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class.  As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares.  It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares.  The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.  See “Financial Intermediary Compensation” in each Fund’s Prospectus.

What about Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs?  The Fund may be offered as an investment option in Retirement and Benefit Plans and Fee-Based Programs.  Financial Intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services.  Retirement and Benefit Plan participants may be charged fees for these and other services and Fee-Based Program participants generally pay an overall fee that among other things covers the cost of these services.  These fees and expenses are in addition to those paid by the Fund, and could reduce your ultimate investment return in Fund shares.  For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors — Pricing of Fund Shares.”

The Boards have adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if, that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

Net Asset Value Purchases of Class A Shares.  As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances:  (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for

35

services that include investment advisory or management services (including so-called “mutual fund wrap account programs”), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund’s Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),  (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client’s account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or (k) purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may on behalf of the investor or reimburse the investor for  such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Our Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, (iv) by the trustees or custodians under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents, or (v) purchases through a broker-dealer that has entered a special written arrangement with Lord Abbett Distributor under which the broker-dealer makes NAV purchases available to investors in a mutual fund undergoing a liquidation and dissolution so long as (i) such NAV purchases are made within 30 calendar days of the liquidation and dissolution of the mutual fund, (ii) the investor paid sales charges on the liquidating mutual fund’s shares in accordance with such mutual fund’s disclosure, and (iii) such purchases are limited to an amount not more than the investor’s proceeds from such liquidation and dissolution rounded to the next higher $1,000 increment.  Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

Exchanges.  The Prospectus briefly describes the Telephone Exchange Privilege.  You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“GSMMF”), or (iii) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF”, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund’s shares.  Exchanges are based on relative net asset values on the day instructions are received by the Funds in Kansas City if the instructions are received in proper form prior to the close of the NYSE.  No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund).  Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange.  The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing.  We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.  We can revoke or modify the privilege for all shareholders

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upon 60 days’ written notice.

“Eligible Funds” are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. (“LASF”).  The exchange privilege will not be available with respect to any otherwise “Eligible Funds” the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which the Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the “Non-12b-1 Funds”) have instituted a CDSC for each class on the same terms and conditions.  No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF.  Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and C shares.  Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered (“Exchanged Shares”) are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF (“Acquired Shares”).  Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares.  Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and C shares.  Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF.  Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

Letter of Intention.  Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund.  Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class F shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.  Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed.  The Letter of Intention is neither a binding obligation on you to buy, nor on the Funds to sell, the full amount indicated.

Rights of Accumulation.  As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser’s holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares. Class F shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move.  Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund.  The account must either be your account, a

37

joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21.  You should read the prospectus of the other fund before investing.

Invest-A-Matic.  The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus.  To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan.  The Systematic Withdrawal Plan (“SWP”) also is described in the Prospectus.  You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum.  Lord Abbett prototype retirement plans have no such minimum.  With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established.  For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.  Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation.  With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase.  The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.  Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.  Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.  The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans.  The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.  Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans.  The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans.  Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents.  Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor.  A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order.  The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee.  A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in the Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

A.G. Edwards & Sons, Inc.

AIG SunAmerica Life Assurance Company

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

B.C. Ziegler and Company

Bodell Overcash Anderson & Co., Inc.

Cadaret, Grant & Co., Inc.

Citigroup Global Markets, Inc.

Edward D. Jones & Co., L.P.

Family Investors Company

First SunAmerica Life Insurance Company

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

James I. Black & Co.

Janney Montgomery Scott

Linsco/Private Ledger Corp.

Mass Mutual Life Investors Services, Inc.

McDonald Investments Inc.

Merrill Lynch Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MetLife Securities, Inc.

Morgan Stanley DW, Inc.

Nationwide Investment Services Corporation

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PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

Piper Jaffray & Co.

Protective Life Insurance Company

RBC Dain Rauscher

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

The Travelers Insurance Company

The Travelers Life and Annuity Company

UBS Financial Services Inc.

Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professionals.  See “Financial Intermediary Compensation” in the Funds’ Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director/Trustee of the Funds, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from a Fund and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2006, Hewitt Associates LLC received recordkeeping payments totaling approximately $516,651 from all of the Lord Abbett-sponsored Funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Funds

Each Fund has elected, qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.  If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Assuming that each Fund qualifies as a regulated  investment company,  if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund will qualify to pay “exempt-interest” dividends to its shareholders.  Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by each

39

Fund, equal to the excess of the Fund’s excludible interest over certain amounts disallowed as deductions.  Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount of such dividends must be reported on the recipient’s federal income tax return.

Each Fund may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax.  In addition, all exempt-interest dividends may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund.  Each Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax exempt.  Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income.  Since none of the Funds’ income is derived primarily from sources that pay “qualified dividend income,” distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income.  In addition, the Funds generally do not expect that any of the Fund’s dividends will qualify for any dividend-received deduction that might otherwise be available to corporate shareholders.

Dividends paid by a Fund from its net realized long-term capital gains that are designated by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by each Fund into account in the year in which they are made.

However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared.

Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as  long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares will be disallowed to the extent of the amount of any exempt-interest dividends received.  Additionally, if your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares may be disallowed within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).  In

40

addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes.  Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.”  Such persons should consult their tax advisers before investing in Fund shares.

Exempt -interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Futures contracts entered into by a Fund on certain securities, may cause the Fund to recognize gains or losses from marking-to-market even though such futures contracts may not have been performed or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term.  Additionally, the Fund may be required to recognize gain if a futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements for the Fund’s tax status even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.  Losses on certain futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.  The tax rules applicable to futures contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to you.

The National Fund may invest up to 35%, and each of the other Funds up to 20%, of its net assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single year (or greater amounts over a combination of years), you may be

41

required to file a disclosure statement with the Internal Revenue Service.  A shareholder who fails to make the required disclosure may be subject to substantial penalties.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your certified Social Security Number or other Taxpayer Identification Number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your Social Security Number or other Taxpayer Identification Number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above.  Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state.   The state tax advantage of owning interests in a specific state municipal bond fund may be adversely affected if the Supreme Court upholds a Kentucky Court of Appeals decision which it has agreed to review.  That decision concluded that Kentucky could not exempt interest derived by Kentucky residents from Kentucky state and local obligations while taxing Kentucky residents on interest derived from municipal obligations of other state and local jurisdictions.

Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions.  As noted below, however, certain states may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income.  Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for state or local purposes.  The Funds intend to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts).  The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2008, only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

California Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of California state or local obligations or federal obligations the interest therefore is exempt from California personal income taxation.

Connecticut Fund – Dividends derived from interest income on federal obligations are subject to Connecticut personal income tax, unless at least 50% of the value of the Fund’s total assets consist of federal obligations or other obligations with

42

respect to which taxation by Connecticut is prohibited by federal law at the close of each quarter of the Fund’s taxable year.

Florida Trust – Florida previously imposed an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares, but it repealed the tax effective January 1, 2007.

Minnesota Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of Minnesota personal income tax, at least 95% of exempt-interest dividends paid by the Fund must be derived from interest on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, or on obligations of Indian tribes located in Minnesota.  In the event that less than 95% of the exempt-interest dividends paid by the Fund are derived from interest on the above obligations, the dividends derived from such interest will not be exempt from the Minnesota personal income tax.  If the 95% requirement is met, the portion of the exempt-interest dividend that is derived from interest on the above obligations is excluded from personal income tax.

The Minnesota legislature enacted a provision expressing its intent that if a court holds that Minnesota’s tax treatment of obligations of other states and their governmental units is unlawful in that it discriminates against interstate commerce, the remedy should be to include interest on obligations of Minnesota governmental units as Minnesota taxable income.  This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund’s shares, would likely decrease, perhaps significantly.

New Jersey Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax at least 80% of the aggregate principal amount of all its investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the state of New Jersey or in other obligations that are statutorily free from State and local taxation under any other act of New Jersey or under the laws of the United States (the “80% Test”).  For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the principal amount of the Fund’s investments.  If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest earned on the above obligations will be exempt from New Jersey personal income tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

New York Fund – Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions received by the Fund that are attributable to interest earned on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of Fund’s total assets consists of obligations of the United States and its possessions; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ  07302-3973, serves as the principal underwriter for the Funds.  The Funds have entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor as the Funds’ principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

43

	Income Fund
	Year Ended September 30,
	2006	2005	2004
Gross sales charge	$1,948,677	$2,156,830	$1,718,173
Amount allowed to dealers	$1,604,993	$1,777,524	$1,420,487
Net commission received by Lord Abbett	$343,684	$379,306	$297,686

	Income Trust
	Year Ended September 30,
	2006	2005	2004
Gross sales charge	$694,683	$1,072,175	$874,513
Amount allowed to dealers	$573,546	$878,310	$724,323
Net commission received by Lord Abbett	$121,137	$193,865	$150,190

In addition, Lord Abbett Distributor, as the Income Fund’s principal underwriter, received the following compensation for the fiscal year ended September 30, 2006:

	Brokerage Compensation on Redemption and Repurchase		Commissions in Connection with Fund Transactions	Other Compensation
Class A	$0		$0	$1,548,115.21
Class B	$0		$0	$445.45	*
Class C	$0	*	$0	$1,500.34	*
Class P	$0		$0	$0

*  Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

In addition, Lord Abbett Distributor, as the Income Trust’s principal underwriter, received the following compensation for the fiscal year ended September 30, 2006:

	Brokerage Compensation on Redemption and Repurchase		Commissions in Connection with Fund Transactions	Other Compensation
Class A	$0		$0	$818,671.58
Class B	$0		$0	$48.36	*
Class C	$0	*	$0	$1,081.67	*
Class P	$0		$0	$96.50

* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

11.

Financial Statements

The financial statements (as restated) incorporated herein by reference from Lord Abbett Municipal Income Fund, Inc.’s and Lord Abbett Municipal Income Trust’s 2006 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.   Unaudited financial statements for the six months ended March 31, 2007 appear in the 2007 Semiannual Report to

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Shareholders and are incorporated herein by reference.

45

APPENDIX A

Description of Municipal Bond Ratings

Moody’s describes its ratings for municipal bonds as follows:

Aaa                           Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa                                 Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A                                       Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa                           Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba                                 Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B                                       Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa                           Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca                                 Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C                                       Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Standard & Poor’s describes its ratings for municipal bonds as follows:

AAA                     An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA                            An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                                     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB                   An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB                            An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B                                     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC                   An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C                                     A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D                                     An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized

Fitch describes its ratings for municipal bonds as follows:

Investment Grade

AAA                     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA                              Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A                                       High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB                     Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB                              Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B             Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC                     For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC          For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C             For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average or poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD                              Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D                                       Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•   failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

APPENDIX B

Risk Factors Regarding Investments in Puerto Rico, California, Connecticut, Florida, Georgia, Hawaii, Michigan, Minnesota, Missouri, New Jersey, New York, Pennsylvania, Texas, and Washington Municipal Bonds

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund.  This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies.  The Funds have not verified any of this information.

PUERTO RICO BONDS

Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico, its agencies, and instrumentalities.

Puerto Rico continues to face significant fiscal challenges.  As of the end of January 2007, Standard & Poor’s underlying rating on the Commonwealth remains at “BBB” and Moody’s Investor Service reported that it had assigned Puerto Rico’s general obligation bonds a rating of “Baa3.”  Both services assign a negative outlook to the Commonwealth, despite the recent approval of a 7% sales tax and the adoption of a $9.488 billion budget ($195 million below the fiscal 2006 budget) that is projected to reduce Puerto Rico’s structural deficit.  Among the reasons for the continuing decline in the Commonwealth’s credit status include a track record of poor budget controls, continuing high unemployment, low workforce participation, and high poverty levels compared to the U.S. average.  Further, the Commonwealth’s multi-year trend of large deficits, attributable to overspending and deficit borrowing, and the Commonwealth’s seriously under-funded pension system present ongoing challenges.  Although the new sales tax represents an effort to address deficits, the negative rating reflects the potential for fiscal challenges as the plans are implemented.

The fiscal 2007 budget reduces the structural budget gap to $325 million from the Commonwealth’s previously projected structural imbalance of $1.1 billion for fiscal 2006. This imbalance is projected to narrow with the implementation of the new sales tax.  Debt levels, however, remain elevated, and the 2007 budget includes significant debt service reductions.  As of the end of 2005, total central government debt reached $17.5 billion, or about two times fiscal 2005 revenues and nearly 20% of GDP.  Overall public sector debt reached $42.4 billion or nearly 59% of estimated GDP during the same period.  The tax reform legislation is projected to cover only one third of the structural deficit.

The growth rate of Puerto Rico’s economy continues to mirror that of the rest of the United States.  Continued growth will likely depend on the State of the U.S. economy, stability in oil prices, and borrowing costs.  Manufacturing remains an important sector of the Commonwealth’s economy, although losses in manufacturing jobs decreased the sector’s role.  In terms of net income contribution, this sector nevertheless contributed 46% in 2004 compared with 41% in 1991, reflecting higher per-position wages.  The service sector, particularly tourism, continues as a leading indicator of Puerto Rico’s economy and continues to show steady increases.  Services account for approximately 26.9% of employment and 9.7% of income.  Government employment was 30.3% of the total in 2004, but represented only 10.6% of income.

Despite passage of the sales tax, the outlook remains negative, reflecting the government’s historical difficulties in addressing financial problems.  Failure to execute further spending cuts and deficit reduction could lead to further weakening of credit quality.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

CALIFORNIA BONDS

California’s bond ratings continue to maintain a positive outlook at the end of 2006.  The State’s general obligation bonds are secured by the State’s full faith and credit pledge and claim second priority on General Fund revenues after spending on public education.  As of January 2007, California’s general obligation debt was assigned a rating of A1 by Moody’s and A+ by Standard & Poor’s, attributable to the state’s diversified, wealthy economy and sustained growth in employment and income over recent years.  The State enjoyed better than expected financial performance in fiscal 2006, coupled with continuing signs of recovery in the State’s economy and tax revenues, and a relatively well funded state pension system.  Yet the rating is still low compared to other states, due to ongoing fiscal challenges, including rising debt levels, heavy reliance on borrowing to fund the State’s deficits, unfunded retiree healthcare and other benefit obligations, and constitutional and political constraints on the state’s financial flexibility.  The State also faces increased expenses for education and potential expenses arising from the litigation of various ongoing cases.

The state has operated under deficits during recent years, including large deficits from 2001 to 2004, and has a continuing structural deficit of around $3 billion in fiscal 2007.  The state enjoyed a modest surplus in 2005, and estimated a small general fund operating surplus for 2006, but Governor Schwarzenegger has proposed a significant operating deficit for 2007 to accommodate a series of one-time expenditures.  California experienced significant increases in real estate prices, and the cooling of the housing market, which is falling more sharply in California than in the rest of the United States, poses added economic risk.  The State also relies heavily on tax revenue from volatile sources, including taxes on corporate net income and personal income, which are sensitive to economic conditions.

Various constitutional and statutory provisions may result in decreases in State and local revenues and thus affect the ability of issuers of California municipal bonds to meet their financial obligations.  Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes.  In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives.  Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties.  The State is also subject to an annual appropriations limit imposed by Article XIII.B of the State Constitution, which prohibits the State from spending the proceeds of tax revenues, regulatory licenses, user charges, or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population.  Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers.  Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

Local government finances are generally less challenged than the State’s are at the moment because of Proposition 1A that voters approved in November 2004, which limits the State’s ability to redirect local revenues or impose unfunded mandates. Also, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. If the real estate market slows significantly, this could be a challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on State funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable.

The effect of these provisions on the ability of California issuers to pay interest and principal on obligations remains unclear in many cases.  In any event, the effect may depend on whether a particular California municipal bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such charges) and on the type of security, if any, provided for the bond.  Future amendments to the California Constitution or statutory changes also may affect the ability of the State or local issuers to repay their obligations.

As of January 2007, Standard & Poor’s has assigned a stable outlook to California’s credit rating based on the state’s solid near term fund balances, the state’s large and broad-based economy, growing population, personal income growth, and expectations that rising overall debt levels will remain affordable. Nevertheless, the rating agency cautioned that the state’s inability to eliminate its structural deficit despite a thriving economy remains a credit concern.

CONNECTICUT BONDS

Connecticut continues to show signs of economic recovery and stabilization, as demonstrated by improvements in State revenue and job growth, and better balance in State expenditures.  Long-term concerns persist about a large unfunded pension liability, slow post-recession job growth, high business and living costs, as well as the State’s below average demographic trends.  As of January 2007, the State’s bond rating remains unchanged, with Standard & Poor’s and Moody’s Investor Service rating the State’s general obligation bonds “AA” and “Aa3,” respectively.  Both rating agencies designate the credit outlook for the state’s long term obligations as stable, reflecting improving revenue trends and replenishment of the State’s Budget Reserve Fund (“BRF”).

Connecticut ended fiscal year 2006 with an operating surplus of approximately $446 million.  The State’s revenues are dominated by personal income taxes, business tax receipts, and inheritance and estate taxes, all of which are subject to economic conditions and may cause large revenue fluctuations.  The State expects that the entire surplus will be added to the BRF.  Revenue projections for fiscal year 2007 reflect expectations that growth in tax receipts will continue, but at a slower pace than in recent years.

Despite improved revenue performance, Connecticut faced a projected budget shortfall of $2.5 billion for the 2006-2007 biennium.  A strong surplus at the end of fiscal 2005 of almost $700 million assisted in replenishing the BRF and paying debt service costs and other expenditures, including state pension funds.

The State’s debt ratios are among the highest in the nation, with net tax-supported debt equal to approximately 8% of total state personal income, or nearly $3,700 per capita, which is among the highest in the nation.  Concerns about this debt level and large accrued unfunded pension and other postemployment liabilities are somewhat tempered by the State’s relatively high wealth and income levels.

Connecticut law limits the indebtedness payable from General Fund tax receipts.  In 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year and imposing a cap on the growth of expenditures.  The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage that exceeds the greater of the percentage increase in personal income or the percentage increase in inflation.  There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances.  Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

FLORIDA BONDS

Florida’s revenues and financial reserves continue to be strong.  The State’s service-oriented economy continues to perform well, having weathered the recession and a spate of recent hurricanes without significant impact on the State’s general fund balances or revenue growth projections.  Financial services, tourism and healthcare services continue to lead Florida in job growth.  The State’s growing population strengthens the economy, but puts pressure on State-sponsored services such as education, corrections, transportation, and social services.  Additionally, the slowing real estate market poses additional risk to the State’s economy.

Florida’s fiscal 2006 budget included approximately $27 billion in general revenue fund appropriations.  The budget stabilization reserve (equal to 5% of general revenues) remains fully funded.  Although the State does not have a personal income tax, other revenue sources, primarily sales tax, have grown consistently.  State debt medians are above the national average, but moderate at 3.2% of personal income, or approximately $1,074 on a per capita basis.

The State’s labor market is tight.  Unemployment has remained below national levels, dropping to a record low of 3% in June 2006, down from 3.8% in July 2005.  Labor force gains support the state’s strong employment growth of 3.4% and 2.7% for fiscal years 2006 and 2007.

Florida’s state statute requires that the State’s debt service burden be less than 7% of its total governmental revenues. Although the State is currently well within its acceptable range, officials face tremendous capital and operating pressures associated with a rapidly growing population. In particular, the State must comply with two voter-approved amendments to the state constitution that were enacted in 2002, requiring the expansion of state educational programs.  These include the Class Size Initiative, an amendment capping the size of public school classes, and a measure requiring that pre-kindergarten classes be made available to all children. Funding for the phased-in programs, the cost of which is substantial, is expected to further pressure the State’s and local school districts’ budgets.

As of January 2007, Florida’s general obligation debt carried ratings of “Aa1” by Moody’s and “AAA” by Standard & Poor’s and both agencies indicate the outlook remains stable, based on strong budget reserves and a long track record of prudent budget management and long-term planning.  Although the State faces challenges as it funds certain constitutional amendments relating to education spending, growth-related service demands, and rebuilding efforts in the wake of recent (and possible future) natural disasters, the State continues to appear well-positioned to address these issues.

GEORGIA BONDS

Georgia’s credit outlook remains stable and strong, owing to continued signs of recovery from the economy’s downturn from 2001 and 2003.  The State’s conservative financial policies have also helped Georgia emerge from the recession and begin to replenish fund balances necessary to solidify the State’s financial operations; however, an economic downturn could lead to loss of revenue growth.

Georgia’s budget for fiscal 2007 reflected an approximate 4.5% spending increase over fiscal 2006.  Like the fiscal 2006 budget, which was based on conservative projections of revenue growth, this year’s budget anticipates a modest surplus that should allow the State to replenish its reserves.  Georgia’s overall debt burden and debt service carrying charges remain low.  However, the leading sources of revenue for the State in fiscal 2007 are expected to be individual and corporate income taxes, which are volatile and depend on economic conditions.

Through October 2006, Georgia’s employment expanded at a 2% rate, compared with 1.4% for the nation, with the strongest trends in professional and business services, leisure and hospitality, and construction.  Nevertheless, various sectors, including manufacturing and passenger air travel, remain areas of concern.  Delta Air Lines Inc., which filed for bankruptcy protection over a year ago, has 20,600 employees in the State, or about 0.5% of the total non-farm employment.  U.S. Airways has made an unsolicited offer to buy the airline.    Despite these setbacks, an increased emphasis on economic diversification has positioned the State for future growth.  Rapid growth in population, however, puts stress on the State’s infrastructure, particularly in the Atlanta area, and has encouraged increased borrowing.  Although the State’s pension funded status ranks among the nation’s best, unfunded retiree health benefits are valued at approximately $17 billion.

As of January 2007, Georgia’s general obligation debt carried “AAA” ratings with a stable outlook from Standard & Poor’s and Moody’s.

The Georgia Constitution provides that the State cannot incur general obligation or guaranteed revenue debt if debt service on all existing general obligation and guaranteed revenue debt exceeds 10% of total revenue receipts less refunds of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.  The State’s current debt burden, including general obligation and state-guaranteed debt is moderate and manageable, just above the median for the 50 states according to Moody’s.

HAWAII BONDS

Hawaii’s economy continues to expand, marked by steady growth in employment (particularly in the tourism sector), robust construction activity, and a stable military presence.  The State again had an operating surplus for fiscal 2005 and anticipates this trend to continue in coming years.  Based on the State’s stable outlook, Moody’s maintained Hawaii’s general obligation rating at “Aa2” where it has been since May 2005.  As of January 2007, Hawaii’s general obligation debt continues to be rated AA- by Standard & Poor’s.

Hawaii’s economy continues to outpace the rest of the country.  It relies heavily on tourism, a sector that continues to improve, but is subject to ongoing concerns in the event of terrorist activity.  Recently, domestic tourists have been lured to the State by the weak dollar abroad and global security concerns.  This steady improvement in tourism, combined with the strong showing of the construction sector, as well as government (including federal defense), finance, insurance, and real estate, has provided the State with an improved employment outlook.  Hawaii’s unemployment rate compares favorably with trends in other States, as do personal income figures, which continue to grow at a steady pace.  These trends suggest continued revenue growth and budget stability, though disruption in tourism or other unforeseen events could significantly affect the State’s economy.

Hawaii’s finances have continued to improve and strong revenue gains have been posted in recent years and projected for the years ahead.  Revenue increased 16% for fiscal 2005 and 14% in mid-fiscal 2006.  The State’s general fund operating budget is expected to grow by approximately 10.9% in fiscal 2007.  Fixed costs will consume 78% of new spending in fiscal 2006 and 84% of the new spending in fiscal 2007.  The State’s emergency budget is expected to have a balance of approximately $54 million at the close of fiscal 2006 and to grow to approximately $119.7 million by the end of 2007.  Interest earnings of the emergency budget reserve are credited to the general fund. This fiscal conservatism contributes to the State’s creditworthiness.

Hawaii’s debt burden remains among the nation’s highest on a per capita basis.  Moreover, the State itself funds many activities, such as school construction, that are typically funded by local governments.  While debt servicing continues to strain the State’s operating budget, taking up nearly 10.9% of the State’s general expenditures for the most recent year measured, the State continues to pursue debt amortization aggressively, a strategy that helps to keep level the State’s debt service.  Hawaii also faces increased budgetary pressure from salaries and benefits for the large government employment sector, Medicaid spending, low funding of the State’s retirement system, significant liability for other post-employment benefits, the high cost of living, and housing affordability.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds, to exceed 20% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.

MICHIGAN BONDS

Michigan continues to maintain stable ratings from Moody’s, but carries a negative outlook from Standard & Poor’s.  The State suffered its fifth straight year of total declines in employment, as of the end of the calendar year 2005, and projected declines for calendar 2006 and 2007.  Continued job layoffs by General Motors, Ford Motor Co., and Delphi Corp., as well as other manufacturers, contribute to downward pressure.  Despite prudent fiscal management, the State’s weakening manufacturing base undermines Michigan’s financial performance.

Revenues for fiscal 2006 have been better than forecast, in spite of economic weakness.  The legislature made cuts that enabled the State to close the budget gap in fiscal 2005 and leave the State with a positive general fund balance.  The overall fiscal 2006 budget totals $41 billion, including $9 billion for general fund spending, $13.2 billion for K-12 school aid, $3.4 billion for transportation, $13.9 billion for special purposes, and $250 million for other activities.  Michigan’s low debt burden provides it with flexibility if projected revenues are not realized.  However, the State also faces challenges arising from education funding, weakening pension funding, significant liabilities for other postemployment benefits (projected at $7.3 billion), and the accelerated expiration of the Single Business Tax (“SBT”) at the end of calendar year 2007 (fiscal 2006 SBT receipts projected at $1.85 billion).

As of January 2007, Michigan’s general obligation debt carried ratings of “Aa2” by Moody’s  and “AA” by Standard & Poor’s.

Michigan has several legislative and constitutional provisions that could affect the State’s financial condition, including limitations of the ability to issue general obligation debt.  The State’s debt position is well managed and the State maintains historically low debt levels.  Issuance has increased as the State shifts from financing capital projects on a pay-go basis to bond financing to provide spending relief, but borrowing levels remain manageable.

As a result of legislative action in 1993 and a statewide referendum in 1994, the State has made major changes in the financing of local public schools.  Most local property taxes, which had been the primary source of school financing, have been repealed and replaced by other revenues, including an increased sales tax.  These additional revenues will be included within the State’s constitutional revenue limitations and may have an impact on the State’s ability to raise additional revenues in the future.

The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statue or charter.  The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question.  Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.  The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources.  The State may, however, raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the legislature.  The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the legislature.  The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-1979 fiscal year.

MINNESOTA BONDS

Minnesota’s economy continued to rebound after suffering from the 2001 recession and its aftermath, and fiscal 2006 revenues were above the amount forecasted.  However, the state’s policymakers continue to exhibit an inability to resolve ongoing budgetary challenges.  For example, in the 2005 legislative session a dispute over tax and appropriation bills led to the state’s first ever partial governmental shut down.  Additionally, over the last several biennia the state has relied on non-recurring revenue streams to address budgetary short falls.  The legislature closed a $4.2 billion deficit for the fiscal 2004-2005 biennial budget through spending cuts and various revenue-enhancing measures, including the transfer of approximately $1 billion in tobacco settlement dollars, rather than addressing more central budget balancing issues.

Minnesota relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions.  The growth in Minnesota’s overall labor force has begun to level off and is expected to be lower than the national average.

The Northwest Airlines strike that ended in November 2006, and the airline’s filing for bankruptcy are not expected to have a significant negative impact on Minnesota’s economy.  Minnesota also faces increased budgetary pressure from rising spending commitments.

The 2006-2007 biennial budget, crafted after the governmental shut down, does not rely significantly on onetime revenue sources and is designed to maintain structural balance into the 2008-2009 biennium.  The unreserved general fund balance remains negative, but has improved significantly since fiscal year-end 2003 and 2004.  Additionally, a 75-cent health impact fee charged per pack of cigarettes, which is projected to generate $401 million over the biennium, was upheld by the Supreme Court of Minnesota on May 16, 2006, overturning a state court decision in December of 2005 that held the tax violated the state’s tobacco settlement agreement reached in 1998.  As of January 2007, Minnesota’s general obligation debt carried ratings of “Aa1” by Moody’s and “AAA” by Standard & Poor’s with a stable outlook.

Minnesota operates under debt control policies established more than 20 years ago and is operating within its allowable debt ratios.  In keeping with recommended state debt guidelines, debt service costs as a percent of general fund expenditures remain at or below 3.0% and debt-to-personal income is at or below 2.5%.

MISSOURI BONDS

Missouri’s general revenues, whose increase between fiscal 2003 and 2004 reversed a two-year declining trend, continued to increase for the 2005 and 2006 fiscal years.  The projections for fiscal year 2007 are more moderate.  Decreasing unreserved balance levels of the state’s two largest operating funds for 4 of the years between fiscal 1998 and 2003 illustrate the State’s weakened economy post-recession.  During periods of economic downturn, the state has been able to achieve break-even operations largely through the Governor’s constitutional power to both line-item veto appropriations and withhold funds when necessary to bring anticipated revenues in line with expenditures.  For example, at the beginning of fiscal 2004, the governor withheld $240 million in educational and other appropriated funds in order to reign in expenditures.  Missouri’s budget reserve fund can be drawn upon to finance cash-flow needs or to stabilize the long-term budget — a device that both helps with balancing the budget but also presents a risk of cash-flow issues.

Despite the state’s apparently improving economic health, it faces significant budgetary pressures related to Medicaid, other pension and retiree benefits, elementary and secondary education, higher education, and correctional institutions.  The population growth is slow, and Missouri’s moderate job growth still has not returned the State to pre-recession employment numbers.  Despite economic diversity, the economy still has significant exposure to the manufacturing industry, which continues to lose jobs (Boeing, Ford, Chrysler and GM are among the State’s biggest employers).  Additionally, the phase-out of the estate tax has contributed to slow general revenue collection increases.  The budget for 2006 sought to address the continuing growth in Medicaid expenditures through $600 million in spending cuts for the program by removing 100,000 people from coverage, and the state’s primary retirement system is 82% funded.  An actuarial study is being conducted for the Missouri Consolidated Health Care Plan to determine the State’s liability to current and future retirees.  Although Minnesota’s debt levels are expected to increase, they are projected to remain below the national averages.  As of January 2007, Missouri’s general obligation debt carried ratings of “Aaa” by Moody’s and “AAA” by Standard & Poor’s , and both agencies assigned the State a stable outlook.

Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds.  The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years.

The Constitution’s Tax Limitation Amendment imposes limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year.  The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary.  Generally, however, if total State revenues exceed the State revenue limit by more than 1% in any fiscal year, the State is required to refund the excess.  The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor.  Revenues have exceeded the limit in the past triggering an income tax refund liability under the Constitution.  The burdens of complying with the Amendment are complex and reduce the state’s overall fiscal flexibility.  As a result, any additional contribution to fiscal discipline imposed by the Amendment could be outweighed by the accompanying costs.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Funds’ portfolio is dependant on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment’s adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

NEW JERSEY BONDS

New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has faced large structural deficits since 2002.  Through fiscal 2005, the State consistently borrowed money in order to balance its budget, which led Moody’s Investors Service to lower the State’s general bond rating from Aa2 to Aa3 in July 2004.  This rating, and Standard & Poor’s rating of AA, remains unchanged as of January 2007 with both rating agencies assigning a stable outlook.    However, a recent State Supreme Court ruling, which prohibits New Jersey from relying on bond proceeds to balance future budgets, along with a fiscal 2006 budget that exhibited a new willingness to address structural budgetary concerns, represent steps towards improving the State’s fiscal posture.  The fiscal 2007 budget makes significant progress toward achieving structural balance, but the State must continue to look toward economic growth, and any economic weakness could strain the State’s economic situation and create an even more precarious position.  Despite a sales tax increase from 6% to 7%, a sizable gap of $1.5 billion (5% of spending) is forecasted for fiscal 2008.  Further tax increases could affect the State’s competitive position.

In recent years, State debt levels have increased and are above historical levels.  New Jersey is ranked 4th in the nation for net tax-supported debt per capita (which does not include the State’s significant unfunded obligations to pay retiree pension and health benefits) and debt as a percentage of personal income.  Additionally, the State faces future budgetary pressure from rising spending commitments in key areas such as education, employee pension funding, other employee benefits, and debt service costs.  There are also increasing demands for local property tax relief.  New Jersey relies heavily on non-recurring revenues and income and sales taxes, which are sensitive to economic conditions, and New Jersey’s economy is slightly weaker than the national economy with higher unemployment, lagging job creation, and slow population growth.  Job losses in the State’s biggest sectors, including the pharmaceutical, information, telecommunications, and manufacturing industries, are constraining employment growth, despite growth in the service and financial industries.  Further downturns in these sectors could adversely affect the State’s economy.  Additionally, New Jersey experienced significant increases in real estate prices, and the cooling of the housing market poses added economic risk.

State law and the State Constitution restrict appropriations.  Statutory or legislative restrictions may adversely affect a municipality’s or any other bond-issuing authority’s ability to repay its obligations.  The State Supreme Court in 2003 rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval.  Contract bonds, a significant portion of the State’s outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the State, but by annual appropriations.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey’s local budget law imposes specific budgetary procedures upon counties and municipalities (“local units”).  Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation.  State law also regulates the issuance of debt by local units by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued.  With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board.  Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue.  The debt that any local unit may authorize is limited by statute.  State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.

NEW YORK BONDS

New York State and many of its political subdivisions and authorities faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession.  However, recent indicators suggest that the State economy is on track toward recovery.  Moody’s Investors Service’s general obligation bond rating of Aa3 and Standard & Poor’s rating of AA remain unchanged as of January 2007 with a stable outlook.  The State is still hampered by significant budgetary challenges, however, including a highly polarized political process, heavy reliance on the volatile securities and financial services industry, and increased educational spending requirements resulting from a school funding lawsuit.  Although the pension system is relatively well-funded, unfunded retiree healthcare obligations have not been calculated and are expected to be large, which will be a source of budget pressure in the future.  Tax-supported debt has increased in the last three years, and the State’s debt levels are high but within the range of other Northeast states.  New York’s improving economy is being fueled by the downstate areas, including New York City, Long Island and the Hudson Valley, while upstate areas are lagging, creating vulnerability in the State’s economy.  Additionally, New York has relied heavily on personal income taxes, increased tourism due to the weak dollar, and the housing market, all of which are sensitive to economic conditions.

State tax revenues yielded a two-year growth performance of approximately 25% by the end of fiscal 2006 (ended March 31), which has contributed significantly to the State’s improved fiscal outlook.  The State projects a budget deficit for fiscal 2007 that is smaller than has been projected in recent years.  Yet temporary tax increases that were a significant factor in the state’s strong revenue during the last two years are being phased back to prior levels, and represent a loss of almost $1 billion.  Although New York has the ability to raise additional revenues through broad-based taxes and adjust spending as necessary to maintain solvency, this power is tempered by its difficult political process and already high tax levels.  Additionally, State finance law was recently revised to impose limitations on debt and debt service costs, the use of debt, and the maturities for debt.  A debt reduction plan implemented a pay-as-you-go capital mechanism.  The Office of the Comptroller also proposed new statutory and constitutional limits on debt issuance, but the process of amending the constitution is difficult and similar efforts did not succeed previously.

The State’s Authorities (i.e., government agencies) generally are responsible for financing, constructing and operating revenue-producing public facilities.  While payments on Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities to meet their financial obligations.  Further assistance to Authorities may be required in the future.  The amount of debt issued by the Authorities is substantial.

PENNSYLVANIA BONDS

The national economic recession had a marked impact on Pennsylvania’s economy.  Recovery at the state level has been uneven, especially with regards to job creation, as the Commonwealth’s average monthly employment shrunk 1.5% from 2001 to 2003.  There are, however, indications that Pennsylvania’s economy is improving, as average monthly employment grew in 2005 by 1.2%, and in 2006 by 0.9%.  Additionally, the Commonwealth ended fiscal 2006 with a budget balance of $685.1 million and a $514 million general fund balance.  Yet the Commonwealth faces future budgetary pressure from rising spending commitments in areas including child welfare, medical assistance expenditures for its large elderly population, and state employee retirement costs.  The Commonwealth plans to draw on its positive balances for the fiscal 2007 budget, and its economic growth is projected to lag the nation.  Although employment is at an all-time high and professional service jobs have increased, Pennsylvania’s population growth, employment levels, and personal income are below average, and the manufacturing industry continues to decline.

Most of the Commonwealth’s revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions.  Slot machines are also expected to increase revenue.  Despite low debt levels and a diverse economic base, a recently enacted economic stimulus plan for the Commonwealth to use debt issuance to leverage private investment will likely weaken the Commonwealth’s debt profile over the coming years.  An increase in debt of 26% is projected over the next five years.  As of January 2007, Pennsylvania’s general obligation debt carried ratings of “Aa2” by Moody’s and “AA” by Standard & Poor’s with both rating agencies assigning the State a stable outlook.

The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth’s General Assembly.  Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both funds.  Tax anticipation notes must mature within the fiscal year of issuance.  The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt.  All year-end deficit balances must be funded within the succeeding fiscal year’s budget.

TEXAS BONDS

The national recession surfaced in Texas later than in other states, with the state’s cash balances falling from $3.8 billion and $5 billion in fiscal 2000 and 2001, respectively, to $401.7 million at the end of fiscal 2003.  On a GAAP basis, the State had an undesignated ending balance of $1.6 billion in fiscal 2001 compared to a negative $2.3 billion balance by fiscal 2003.  However, due to higher-than-projected revenues, stemming in part from oil and natural gas production tax increases, the state ended the 2003-2005 biennium with a net cash surplus.  Although audited financial statements for fiscal year 2004 indicated

that the ending general fund balance was negative, the State’s fund balance improved to an undesignated fund balance of $287.8 million for 2005.  The diversifying economy is growing steadily, but the State’s job growth and unemployment rates lag behind the national rate.  The State also faces relatively high poverty levels, and the oil and gas industries continue to be important to the economy despite increases in the construction, services, technology and computer manufacturing sectors.  A downturn in any of these sectors could adversely affect the economy.  In recent years, the legislature has relied primarily on deep agency spending cuts and the use of the State’s rainy day fund to close budget gaps.  Texas derives more than 50% of its revenue from sales taxes, which are sensitive to economic conditions.  Other risks include spending pressures generated by an increasing population in areas such as education, criminal justice, transportation, water development, and environmental protection.  In addition, the State addressed school finance reform in light of a court decision by substantially increasing expenditures for education.  The school finance reform plan also decreased property taxes and increased taxes on businesses and cigarettes, which will cost $10.5 billion more than the revenue that the plan will generate.  The use of the current biennium’s large surplus to fund the plan will only provide funding in the short-term, and the State will have to look for other measures to deal with this budget imbalance.  Finding solutions to budget issues can take several years in Texas, which may put the budget in a precarious position.

Due to the State’s expansion in Medicaid spending and other health and human services programs requiring federal matching revenues, federal receipts have recently been the primary source of the State’s revenue.  Any change in federal law that decreases these receipts could have a significant impact on the State’s operating budget.   As of January 2007, the State’s general obligation debt carried ratings of “Aa1” by Moody’s and “AA” by Standard & Poor’s.

The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes.  The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State’s economy.  The legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists.  The Texas Constitution authorizes the legislature to provide by law for the implementation of this restriction, and the legislature, pursuant to such authorization, has defined the estimated rate of growth in the State’s economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional State debt payable from general revenues if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

WASHINGTON BONDS

Washington’s economy has faced significant challenges due to the national recession.  These challenges were exacerbated by the State’s heavy reliance on the aerospace technology fields, whose rounds of layoffs and downsizing placed significant budgetary pressure on the State.  The State’s moderate debt levels and fiscal uncertainty associated with voter initiatives have also created economic uncertainty.  Since mid-2004, however, Washington’s economy has rebounded at least moderately, with the State posting job growth of 1.7% in the second quarter of 2006 and 4.3% in the first quarter, 2.7% in 2005 and 1.5% in 2004, as compared to growth of only 0.2% in 2003 and -0.5% in 2002.  Similarly, increased revenues are expected for the 2005-2007 biennium due to the improving economy, and although the 2005-2007 budget yielded a shortfall, a shortfall is not expected for the 2007-2009 biennium.  Yet Washington does not have a formal ongoing budget reserve policy, the State used one-time revenues to address its recent structural deficits, and the lack of a budget shortfall for the next biennium is due in part to a plan to spend down current reserves.  Debt ratios are above average and are expected to increase, and although job growth is higher than the national average, it is slowing.

The economic base of the State includes the aerospace, manufacturing, technology, construction, real estate and service industries, and agricultural and timber production.  A downturn in these sectors could adversely affect the State’s economy.  For example, the Boeing Company is the State’s largest private employer and exerts a significant impact on overall State production, employment and labor earnings.  As a result, the Company’s layoff of over 20,000 workers after the September 11th terrorist attacks had a significant affect on the State’s economy.  Recently, the construction and real estate industries have been strong and have generated increased real estate excise taxes, which pose some risk to the State’s economic welfare if the housing market softens.  Additionally, because the main sectors of the economy tend to be cyclical and volatile and state revenue tends to mirror economic conditions, there is long-term credit risk.  International trade also plays an important role in the State’s employment base.  The State’s trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand.  Washington also faces future budgetary pressure from rising spending commitments in areas including healthcare, corrections and social services cases, employee wages and benefits, and transportation.  As of January 2007, Washington’s general obligation debt carried ratings of “Aa1” by Moody’s and “AA” by

Standard & Poor’s, with a stable outlook from both agencies.

The Washington Constitution gives voters the power to initiate and modify legislation through voter initiatives and referenda.  Initiatives and referenda will be put on the ballot upon submission of a petition with specified numbers of signatures, and become law if approved by a majority of voters.  Such laws may not be amended for two years except by a two-thirds vote of each house of the State legislature.

The State is hampered in increasing reserves by an active voter initiative process that has passed numerous tax rate and spending limitations.  For example, in November 2001, voters passed Initiative 747.  This initiative limits growth in regular property taxes to the lower of 1% or the rate of inflation.  Taxes may exceed this threshold if approved by a simple majority of voters in an election.  Initiative 747 may result in significant revenue losses for the State.  Additionally, Washington restored funding for two voter initiatives to reduce class size and provide cost of living adjustments for educators.

Washington’s Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes.  Most of the State’s tax revenues derive from general and selective sales and gross receipt taxes.  With certain exceptions, the amount of State general obligation debt and other expenditures that may be incurred is limited by constitutional and statutory restrictions.

APPENDIX C

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly

C-1

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Evaluations Associates, Inc.	Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly

C-2

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly

C-3

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly

C-4

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly

C-5

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

* Each Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

** Each Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

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APPENDIX D

April 26, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.  These actions include:

(1)           Attending less than 75% of board and committee meetings without a valid excuse.

(2)           Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

(3)           Failing to act on takeover offers where a majority of shareholders tendered their shares.

(4)           Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

(5)           Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We also will generally approve proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use ISS for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

(1)          The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

(2)          Management’s rationale for why the repricing is necessary.

(3)          The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

(4)          Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

(1)          Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

(2)          Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

(3)          Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)             “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

PART C

OTHER INFORMATION

This Post-Effective Amendment No. 43 to the Registrant’s Registration Statement relates to Class A, B, C, F and P Shares of the Registrant.

Item 23.      Exhibits

(a)                                  (i)                   Articles of Restatement.  Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on December 2, 1998 (Accession Number 0000737800-98-000011).

(b)                                 (ii)                Articles of Amendment dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002 (Accession Number 0000912057-02-002958).

(iii)                  Articles Supplementary dated February 2, 1999.  Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002 (Accession Number 0000912057-02-002958).

(iv)                  Articles of Amendment effective January 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on January 28, 2005 (Accession Number 0001047469-05-001822).

(v)                     Articles of Supplementary dated April 23, 2007. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on April 27, 2007 (Accession Number 0001104659-07-032568).

(vi)                 Articles Supplementary to Articles of Incorporation dated July 31, 2007. Filed herein.

(vii)              Articles of Amendment dated August 30, 2007.  Filed herein.

(c)                            By-Laws as amended on January 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 on the Registration Statement on form N-1A filed on January 28, 2005 (Accession Number 0001047469-05-001822).

(d)                           Instruments Defining Rights of Security Holders.  Not applicable.

(e)                            Investment Advisory Contracts.

(i)                        Management Agreement.  Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002 (Accession Number 0000912057-02-002958).

(ii)                     Addendum to Management Agreement dated October 1, 2004. Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on January 30, (Accession Number 2006 0001047469-06-001147).

(iii)                  Amended and Restated Expense Reimbursement Agreement dated September 14, 2007. Filed herein.

(f)                             Underwriting Contracts. Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002 (Accession Number 0000912057-02-002958).

(g)                           Bonus or Profit Sharing Contracts.  Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on January 31, 2001 (Accession Number 0000737800-01-000001).

(h)                           Custodian Agreement and updated Exhibit A dated June 29, 2006 including all amendments. Incorporated  by reference to Post-Effective Amendment No.40 to the Registration Statement on Form N-1A filed on January 29, 2007 (Accession Number 0001104659-07-005478 ).

(i)                               Other Material Contracts.

(i)                        Transfer Agency Agreement dated July 1, 2004 with all amendments. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 29, 2007 (Accession Number 0001104659-07-005478).

(ii)                     Administrative Services Agreement dated December 12, 2002 with amendments #1-#8.  Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N- 1A filed on January 30, 2006 (Accession Number 2006 0001047469-06-001147).

(iii)                  Amendment #9-10 to the Administrative Services Agreement dated December 12, 2002. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 29, 2007 (Accession Number 0001104659-07-005478 ).

(j)                               Legal Opinion.  Opinion of Wilmer Cutler Pickering Hale & Dorr LLP.  Filed herein.

(k)                            Other Opinion.  Consent of Deloitte & Touche LLP.  Filed herein.

(l)                               Omitted Financial Statements.  Incorporated by reference to Registrant’s 2007 Semiannual Report filed on     Form N-CSR filed on June 7, 2007 (Accession Number 0001104659-07-046160) and 2006 Annual Report filed on  Form N-CSR/A filed on January 29, 2007 (Accession Number 0001104659-07-005471).

(m)                        Initial Capital Agreements.  Incorporated by reference.

(n)                           Rule 12b-1 Plan.  Amended & Restated Joint Rule 12b-1 Distribution Plan & Agreement for Lord Abbett Family of Funds dated August 10, 2007 with updated schedule. Filed herein.

(o)                           Rule 18f-3 Plans.  Amended & Restated Plan as of August 10, 2007 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated August 10, 2007.  Filed herein.

(p)                           Not applicable.

(q)                           Code of Ethics dated October 24, 2006. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 29, 2007 (Accession Number 0001104659-07-005478).

Item 24.               Persons Controlled by or Under Common Control with the Fund

None.

Item 25.                Indemnification

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.  Since the Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant.  The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith.  Under certain conditions, payment of expenses in advance of final disposition may be permitted.  The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent.  In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.  Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers.  The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.                Business and Other Connections of the Investment Adviser

(a)                            Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.  Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)                           Partners:

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett.  The principal business address of the following persons is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973

The following are partners of Lord, Abbett & Co. LLC: Robert Ball, Bruce Bartlett, Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Robert Dow, Milton Ezrati, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Kenneth Fuller, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Lawrence H. Kaplan,  Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent  McBride, Paul McNamara, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O’Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Harold Sharon, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

Item 27.                Principal Underwriters

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant.  Lord Abbett Distributor LLC also services as principal underwriter for the following Lord Abbett-sponsored funds:

(a)                           Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)                          Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address *	Lord Abbett Distributor LLC	with Registrant
Robert S. Dow	Chief Executive Officer	Chairman and Director
Lawrence H. Kaplan	General Counsel	Vice President and Secretary
John K. Forst	Deputy General Counsel	Vice President and Assistant Secretary
Marion Zapolin	Chief Financial Officer	Not Applicable
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

*Each of the above has a principal business address: 90 Hudson Street, Jersey City, New Jersey 07302

(c)                         Not applicable.

Item 28.                Location of Accounts and Records

The Registrant maintains the records required by Rules 31a-1(a) and (b), and 31a-2(a) under the 1940 Act at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) under the 1940 Act at its main office.

Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 29.                Management Services

None.

Item 30.                Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 12th day of September, 2007.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

/s/ Christina T. Simmons
By:	Christina T. Simmons
Vice President and Assistant Secretary

/s/ Joan A. Binstock
By:	Joan A. Binstock
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of dates indicated.

Signatures	Title	Date

/s/Robert S. Dow *	Chairman and Director	September 12, 2007
Robert S. Dow

/s/Daria L. Foster*	President and Director	September 12, 2007
Daria L. Foster

/s/E. Thayer Bigelow *	Director	September 12, 2007
E. Thayer Bigelow

/s/William H. T. Bush*	Director	September 12, 2007
William H. T. Bush

/s/Robert B. Calhoun, Jr.*	Director	September 12, 2007
Robert B. Calhoun, Jr.

/s/Julie A. Hill*	Director	September 12, 2007
Julie A. Hill

/s/Franklin W. Hobbs*	Director	September 12, 2007
Franklin W. Hobbs

/s/Thomas J. Neff*	Director	September 12, 2007
Thomas J. Neff

/s/ James L.L. Tullis*	Director	September 12, 2007
James L.L. Tullis

* BY:	/s/ Christina T. Simmons
Christina T. Simmons
Attorney-in-Fact

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, John K. Forst and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as  a Director/Trustee (including Registration Statements on Forms  N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow	Chairman, CEO and Director/Trustee	December 12, 2006
Robert S. Dow

/s/ Daria L. Foster	President and Director/Trustee	December 12, 2006
Daria L. Foster

/s/ E. Thayer Bigelow	Director/Trustee	December 12, 2006
E. Thayer Bigelow

/s/ William H.T. Bush	Director/Trustee	December 12, 2006
William H. T. Bush

/s/ Robert B. Calhoun, Jr.	Director/Trustee	December 12, 2006
Robert B. Calhoun, Jr.

/s/ Julie A. Hill	Director/Trustee	December 12, 2006
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	December 12, 2006
Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	December 12, 2006
Thomas J. Neff

/s/ James L.L. Tullis	Director/Trustee	December 12, 2006
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.